                                                                    Exhibit 10.4

                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                           THE PACIFIC LUMBER COMPANY,

                             BRITT LUMBER CO., INC.,

                               MAXXAM GROUP INC.,

                                SALMON CREEK LLC,

                                 SCOTIA INN INC.

                                   in favor of

                           CREDIT SUISSE FIRST BOSTON,
           acting through its New York Branch as Administrative Agent

                           Dated as of April 19, 2005

                                TABLE OF CONTENTS

Section 1         DEFINED TERMS

         1.1      Definitions
         1.2      Other Definitional Provisions

Section 2         GUARANTEE

         2.1      Guarantee
         2.2      Rights of Reimbursement, Contribution and Subrogation
         2.3      Amendments, etc. with respect to the Borrower Obligations
         2.4      Guarantee Absolute and Unconditional
         2.5      Reinstatement
         2.6      Payments

Section 3         GRANT OF SECURITY INTEREST;CONTINUING LIABILITY UNDER COLLATERAL

Section 4         REPRESENTATIONS AND WARRANTIES

         4.1      Representations in Credit Agreement
         4.2      Title; No Other Liens
         4.3      Liens
         4.4      Name; Jurisdiction of Organization, etc
         4.5      Inventory and Equipment
         4.6      Farm Products
         4.7      Certain Investment Property
         4.8      Receivables
         4.9      Intellectual Property
         4.10     Letters of Credit and Letter of Credit Rights
         4.11     Commercial Tort Claims
         4.12     Contracts

Section 5         COVENANTS

         5.1      Covenants in Credit Agreement
         5.2      Delivery and Control of Instruments, Chattel Paper, Negotiable
                  Documents, Investment Property
         5.3      Maintenance of Insurance
         5.4      [Intentionally Omitted]
         5.5      Maintenance of Perfected Security Interest; Further Documentation
         5.6      Changes in Locations, Name, Jurisdiction of Incorporation, etc
         5.7      Notices
         5.8      Investment Property
         5.9      Receivables
         5.10     Intellectual Property
         5.11     Contracts
         5.12     Commercial Tort Claims

Section 6         REMEDIAL PROVISIONS

         6.1      Certain Matters Relating to Receivables
         6.2      Communications with Obligors; Grantors Remain Liable
         6.3      Pledged Securities
         6.4      Proceeds to be Turned Over To Administrative Agent
         6.5      Application of Proceeds
         6.6      Code and Other Remedies
         6.7      Registration Rights
         6.8      Deficiency

Section 7         THE ADMINISTRATIVE AGENT

         7.1      Administrative Agent's Appointment as Attorney-in-Fact, etc
         7.2      Duty of Administrative Agent
         7.3      Execution of Financing Statements
         7.4      Authority of Administrative Agent
         7.5      Appointment of Co-Administrative Agents

Section 8         MISCELLANEOUS

         8.1      Amendments in Writing
         8.2      Notices
         8.3      No Waiver by Course of Conduct; Cumulative Remedies
         8.4      Enforcement Expenses; Indemnification
         8.5      Successors and Assigns
         8.6      Set-Off
         8.7      Counterparts
         8.8      Severability
         8.9      Section Headings
         8.10     Integration
         8.11     APPLICABLE LAW
         8.12     Submission to Jurisdiction; Waivers
         8.13     Acknowledgments
         8.14     Additional Grantors
         8.15     Releases
         8.16     WAIVER OF JURY TRIAL

GUARANTEE AND COLLATERAL AGREEMENT,  dated as of April 19, 2005, made by each of the parties listed on the signature pages hereto as Grantors  (together with any other person that may become a party hereto as a Grantor as provided herein, the
"Grantors") and MAXXAM Group Inc., a Delaware corporation  ("Holdings") in favor of  Credit  Suisse  First  Boston,  acting  through  its  New  York  Branch,  as administrative  agent (in such  capacity and together with its  successors,  the
"Administrative  Agent") for (i) the banks and other  financial  institutions or entities (the "Lenders") from time to time parties to the Term Credit Agreement, dated as of April 19, 2005 (as amended,  supplemented or otherwise modified from time to time,  the "Credit  Agreement"),  among The Pacific  Lumber  Company,  a
Delaware   corporation   ("Palco")  and  Britt  Lumber  Company,   a  California
corporation ("Britt",  together with Palco, the "Borrowers"),  the Lenders party thereto,  the  Administrative  Agent,  and (ii) the other  Secured  Parties  (as hereinafter defined).

                    W I T N E S S E T H:

WHEREAS,  pursuant to the Credit Agreement, the Lenders have severally agreed to make  extensions  of credit to the  Borrowers  upon the terms and subject to the conditions set forth therein;

WHEREAS,  Holdings is the parent company of the Borrowers and each other Grantor is a Borrower or a subsidiary of Palco;

WHEREAS,  the proceeds of the  extensions  of credit under the Credit  Agreement will be used in part to enable the Borrowers to make  valuable  transfers to one or more of the  other  Grantors  in  connection  with  the  operation  of  their respective businesses;

WHEREAS,  the Borrowers,  the other Grantors and Holdings are engaged in related businesses,  and each Grantor and Holdings  will derive  substantial  direct and indirect  benefit from the making of the  extensions  of credit under the Credit
Agreement; and

WHEREAS,  it is a condition  precedent to the  obligation of the Lenders to make their  respective  extensions  of  credit  to the  Borrowers  under  the  Credit
Agreement  that the Grantors and Holdings shall have executed and delivered this
Agreement  to the  Administrative  Agent for the ratable  benefit of the Secured
Parties;

NOW,   THEREFORE,   in   consideration   of  the  premises  and  to  induce  the
Administrative  Agent and the Lenders to enter into the Credit  Agreement and to induce  the  Lenders  to make  their  respective  extensions  of  credit  to the
Borrowers   thereunder,   each  Grantor  and  Holdings  hereby  agree  with  the
Administrative Agent for the ratable benefit of the Secured Parties, as follows:

SECTION 1.........DEFINED TERMS

1.1 Definitions.
(a) Unless otherwise  defined herein,  terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit  Agreement,  and the  following  terms  are used  herein as  defined  in the New York UCC (and if defined in more than one Article of the New York UCC,  such terms shall have the meanings given in Article 9 thereof):  Accounts,  Account  Debtor,  Certificated
Security,  Chattel Paper,  Commercial Tort Claim,  Commodity Account,  Commodity
Contract, Commodity Intermediary, Documents, Deposit Account, Electronic Chattel
Paper, Equipment, Farm Products,  Financial Asset, Fixtures, Goods, Instruments,
Inventory,   Letter  of  Credit,   Letter  of  Credit  Rights,   Money,  Payment
Intangibles,  Securities Account,  Securities Intermediary,  Security,  Security
Entitlement,  Supporting Obligations,  Tangible Chattel Paper and Uncertificated
Security.

(b) The following terms shall have the following meanings:

"Administrative  Agent"  shall  have the  meaning  assigned  to such term in the preamble.

"Agreement" shall mean this Guarantee and Collateral Agreement,  as the same may be amended, supplemented, replaced or otherwise modified from time to time.

"Borrowers" shall have the meaning assigned to such term in the preamble.

"Borrower  Obligations"  shall  mean  the  collective  reference  to the  unpaid principal of and interest on (including  interest accruing after the maturity of the Loans and interest  accruing after the filing of any petition in bankruptcy, or the  commencement  of any  insolvency,  reorganization  or  like  proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other  obligations and liabilities of the Borrowers to the Arranger, to any Agent or to any Lender (or,
in case of  Specified  Hedge  Agreements,  any  Affiliate  of any  Lender or any
Agent),  whether direct or indirect,  absolute or  contingent,  due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection  with the Credit  Agreement,  any other Loan Document,  any Specified
Hedge  Agreement or any other  document  made,  delivered or given in connection herewith or therewith, whether on account of principal, interest,  reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Arranger, to any Agent or to any Lender that are required to be paid by any Grantor pursuant to the Credit Agreement or any other
Loan Document) or otherwise; provided, that (i) obligations of any Grantor under any Specified Hedge  Agreement  shall be secured and guaranteed  pursuant to the
Security  Documents  only to the  extent  that,  and  for so  long as the  other
Borrower  Obligations  are so  secured  and  guaranteed,  (ii)  any  release  of collateral  or  guarantors  effected  in the  manner  permitted  by  the  Credit
Agreement or any other Loan Document shall not require the consent of holders of obligations  under  Specified  Hedge  Agreements and (iii) the amount of secured obligations  under any  Specified  Hedge  Agreements  shall not  exceed  the net amount,  including any net  termination  payments,  that would be required to be paid to the  counterparty  to such  Specified  Hedge  Agreement  on the  date of termination of such Specified Hedge Agreement.

"Collateral" shall have the meaning assigned to such term in Section 3.

"Collateral  Account"  shall  mean (i) any  collateral  account  established  as provided in Section 6.1 or 6.4 or (ii) any cash collateral  account  established as provided in Section 2.23(j) of the Credit Agreement.

"Collateral Account Funds" shall mean,  collectively,  the following:  all funds
(including  all trust  monies),  investments  (including  all cash  equivalents)
credited  to, or  purchased  with funds  from,  any  Collateral  Account and all certificates and instruments  from time to time  representing or evidencing such investments;  all notes,  certificates of deposit,  checks and other instruments from  time  to  time  hereafter  delivered  to or  otherwise  possessed  by  the
Administrative  Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral;  and all interest,  dividends,  cash, instruments  and  other  property  from  time to time  received,  receivable  or otherwise  distributed  in respect of or in exchange for any or all of the items constituting Collateral.

"Contracts" shall mean all contracts and agreements  between any Grantor and any other  person  (in  each  case,  whether  written  or oral,  or  third  party or intercompany)  as  the  same  may  be  amended,  assigned,  extended,  restated, supplemented, replaced or otherwise modified from time to time including (i) all rights of any Grantor to receive  moneys due and to become due to it  thereunder or in connection  therewith,  (ii) all rights of any Grantor to receive proceeds of any insurance,  indemnity,  warranty or guaranty with respect thereto,  (iii)
all rights of any Grantor to damages  arising  thereunder and (iv) all rights of any  Grantor  to  terminate  and to  perform  and compel  performance  of,  such
Contracts and to exercise all remedies thereunder.

"Copyright  Licenses" shall mean any agreement,  whether written or oral, naming any Grantor as licensor or licensee  (including those listed in Schedule 4.9 (as such  schedule may be amended or  supplemented  from time to time in  accordance with  Section  5.5(b))),  granting  any right  in,  to or under  any  Copyright, including the grant of rights to  manufacture,  print,  publish,  copy,  import, export, distribute, exploit and sell materials derived from any Copyright.

"Copyrights"  shall mean (i) all copyrights arising under the laws of the United
States, any other country, or union of countries,  or any political  subdivision of any  of  the  foregoing,  whether  registered  or  unregistered  and  whether published  or  unpublished  (including  those  listed in  Schedule  4.9 (as such schedule may be amended or  supplemented  from time to time in  accordance  with
Section 5.5(b))), all registrations and recordings thereof, and all applications in connection therewith and rights  corresponding  thereto throughout the world, including all  registrations,  recordings and  applications in the United States
Copyright Office,  (ii) the right to, and to obtain, all extensions and renewals thereof,  and the right to sue for past, present and future infringements of any of the  foregoing,  (iii) all  proceeds  of the  foregoing,  including  license, royalties,  income, payments, claims, damages, and proceeds of suit and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

"Credit Agreement" shall have the meaning assigned to such term in the preamble.

"dollars" or "$" shall mean lawful money of the United States of America.

"Excluded Assets" shall mean (a) any lease, license, Contract, property right or agreement  to which any  Grantor  is a party or any of its  rights or  interests thereunder if and only for so long as the grant of a security interest hereunder shall  constitute or result in a breach,  termination  or default under any such lease, license, Contract,  property right or agreement (other than to the extent that any such term would be  rendered  ineffective  pursuant  to Section  9-406,
9-407,  9-408 or  9-409 of the UCC of any  relevant  jurisdiction  or any  other applicable law or principles of equity);  provided,  however, that such security interest  shall  attach  immediately  to any  portion  of such  lease,  license,
Contract,  property  rights  or  agreement  that  does not  result in any of the consequences  specified  above and (b) any Excluded  Foreign  Subsidiary  Voting
Stock excluded from the definition of "Pledged Stock".

"Excluded  Foreign  Subsidiary  Voting  Stock"  shall  mean  the  voting  equity interests in any Excluded Foreign Subsidiary.

"General  Intangibles"  shall  mean all  "general  intangibles"  as such term is defined in Section 9-102(a)(42) of the New York UCC and, in any event, including with  respect  to any  Grantor,  all rights of such  Grantor to receive  any tax refunds,  all Hedging  Agreements  and all Contracts and all licenses,  permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof,  to which such Grantor is a party or under which such  Grantor has any right,  title or interest or to which such  Grantor or any property  of such  Grantor  is  subject,  as the same  may from  time to time be amended, supplemented, replaced or otherwise modified from time to time.

"Grantors" shall have the meaning assigned to such term in the preamble.

"Guarantor   Obligations"  shall  mean  with  respect  to  any  Guarantor,   all
obligations  and  liabilities  of such  Guarantor  which may  arise  under or in connection with this Agreement  (including Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations,  reimbursement obligations,  fees, indemnities,  costs, expenses or otherwise  (including all fees and disbursements of counsel to any Secured Party that are  required  to be paid by such  Guarantor  pursuant to the terms of this
Agreement or any other Loan Document).

"Guarantors" shall mean the collective  reference to each Grantor other than the
Borrowers.

"Holdings" shall have the meaning assigned to such term in the preamble.

"Holdings  Obligations"  shall mean all  obligations and liabilities of Holdings which may arise under or in  connection  with this  Agreement  or any other Loan
Document  to which  Holdings  is a party,  whether on  account of  reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and  disbursements  of counsel to any Secured Party that are required to be paid by Holdings pursuant to the terms of this Agreement or any other Loan Document).

"Insurance"  shall mean (i) all  insurance  policies  covering any or all of the
Collateral  (regardless  of whether the  Administrative  Agent is the loss payee thereof) and (ii) any key man life insurance policies.

"Intellectual  Property"  shall mean the  collective  reference  to all  rights, priorities and privileges  relating to  intellectual  property,  whether arising under United States,  multinational or foreign laws or otherwise,  including the
Copyrights,  the  Copyright  Licenses,  the Patents,  the Patent  Licenses,  the
Trademarks,  the  Trademark  Licenses,  the Trade  Secrets and the Trade  Secret
Licenses,  and all rights to sue at law or in equity for any past,  present  and future infringement or other impairment thereof,  including the right to receive all proceeds and damages therefrom.

"Intercompany  Note" shall mean any promissory note evidencing loans made by any
Grantor to any other  Grantor,  including  any  subordinated  intercompany  note entered into in connection with the Affiliate Subordination Agreement.

"Investment Property" shall mean the collective reference to (i) all "investment property"  as such term is defined in Section  9-102(a)(49)  of the New York UCC
(other than any  Excluded  Foreign  Subsidiary  Voting Stock  excluded  from the definition of "Pledged Equity Interests") including all Certificated  Securities
and  Uncertificated  Securities,  all  Security  Entitlements,   all  Securities
Accounts,  all Commodity  Contracts and all  Commodity  Accounts,  (ii) security entitlements,  in the case of any United States Treasury book-entry  securities, as  defined in 31 C.F.R.  section  357.2,  or, in the case of any United  States federal agency book-entry  securities,  as defined in the  corresponding  United
States federal  regulations  governing  such  book-entry  securities,  and (iii)
whether or not otherwise constituting  "investment property",  all Pledged Notes and all Pledged Equity Interests.

"Issuers"  shall  mean the  collective  reference  to each  issuer  of a Pledged
Security.

"Lenders" shall have the meaning assigned to such term in the preamble.

"Licensed Intellectual Property" shall have the meaning assigned to such term in
Section 4.9.

"Material  Contract"  shall  mean any  agreement,  Contract  or license or other arrangement  (other  than an  agreement,  Contract or  arrangement  representing
Indebtedness  for  borrowed  money)  to which  any  Grantor  is a party  that is material to the  Borrowers  and their  Subsidiaries,  taken as a whole,  and for which breach, nonperformance,  cancellation or failure to renew would reasonably be expected to have a Material Adverse Effect.

"New York UCC" shall mean the  Uniform  Commercial  Code as from time to time in effect in the State of New York.

"Non-Assignable  Contract" shall mean any Contract that by its terms purports to restrict or prevent the collateral  assignment thereof or granting of a security interest  therein  (either  by its terms or by any  federal  or state  statutory
prohibition  or  otherwise,   irrespective   of  whether  such   prohibition  or
restriction  is  enforceable  under  Sections  9-407 through 409 of the New York
UCC).

"Obligations"  shall  mean  (i)  in the  case  of the  Borrowers,  the  Borrower
Obligations,  (ii) in the case of each Guarantor,  its Guarantor Obligations and
(iii) in the case of Holdings, the Holdings Obligations.

"Owned  Intellectual  Property"  shall  mean  (i)  all  Registered  Intellectual
Property  (as  defined  in  Section  4.9)  and (ii)  all  material  unregistered
Intellectual Property which is owned by such Grantor in its own name on the date hereof.

"Patent License" shall mean all agreements,  whether written or oral,  providing for the grant by or to any  Grantor of any right to  manufacture,  use,  import, export,  distribute  or sell  any  invention  covered  in  whole or in part by a
Patent,  including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or  supplemented  from time to time in  accordance  with  Section
5.5(b)).

"Patents"  shall mean (i) all letters of patent of the United States,  any other country,  union  of  countries  or  any  political  subdivision  of  any  of the foregoing,  and  all  reissues  and  extensions  thereof,  including  any of the
foregoing   listed  in  Schedule  4.9  (as  such  schedule  may  be  amended  or supplemented  from time to time in  accordance  with Section  5.5(b)),  (ii) all applications  for letters of patent of the United States or any other country or union of countries or any political  subdivision of any of the foregoing and all divisions,  continuations and  continuations-in-part  thereof,  all improvements thereof, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or  supplemented  from time to time in  accordance  with  Section
5.5(b)),  (iii) all rights to, and to obtain,  any reissues or extensions of the foregoing and (iv) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

"Pledged  Alternative  Equity Interests" shall mean all interests of any Grantor in  participation  or other  interests  in any equity or profits of any business entity  and  the  certificates,  if any,  representing  such  interests  and all
dividends,   distributions,   cash,  warrants,  rights,  options,   instruments,
securities and other property or proceeds from time to time received, receivable or  otherwise  distributed  in respect of or in exchange  for any or all of such interests  and  any  other  warrant,  right  or  option  to  acquire  any of the foregoing;  provided,  however,  that Pledged Alternative Equity Interests shall not  include any  Pledged  Stock,  Pledged  Partnership  Interests,  Pledged LLC
Interests or Pledged Trust Interests.

"Pledged Debt Securities"  shall mean all debt securities now owned or hereafter acquired  by any  Grantor,  including  the debt  securities  listed on  Schedule
4.7(b),  (as such schedule may be amended or  supplemented  from time to time in accordance with Section 5.5(b)), together with any other certificates,  options, rights or security  entitlements of any nature whatsoever in respect of the debt securities  of any  person  that may be issued or  granted  to, or held by,  any
Grantor while this Agreement is in effect.

"Pledged Equity Interests" shall mean all Pledged Stock,  Pledged LLC Interests,
Pledged Partnership  Interests,  Pledged Trust Interests and Pledged Alternative
Equity Interests.

"Pledged  LLC  Interests"  shall mean all  interests of any Grantor now owned or hereafter  acquired  in any limited  liability  company,  including  all limited liability  company  interests listed on Schedule 4.7(a) hereto under the heading
"Pledged LLC  Interests" (as such schedule may be amended or  supplemented  from time to time in accordance  with Section 5.5(b)) and the  certificates,  if any, representing  such limited  liability company interests and any interest of such
Grantor  on the books and  records of such  limited  liability  company  and all
dividends,   distributions,   cash,  warrants,  rights,  options,   instruments,
securities and other property or proceeds from time to time received, receivable or  otherwise  distributed  in respect of or in exchange  for any or all of such limited liability  company  interests and any other warrant,  right or option to acquire any of the foregoing.

"Pledged Notes" shall mean all promissory notes now owned or hereafter  acquired by any Grantor,  including those listed on Schedule 4.7(b) (as such schedule may be amended or supplemented  from time to time in accordance with Section 5.5(b))
and all  Intercompany  Notes at any time  issued to or held by any  Grantor as a result of loans or advances  made by, or  commitments  to make loans or advances of, the Grantors existing on the date hereof.

"Pledged  Partnership  Interests"  shall mean all  interests  of any Grantor now owned or hereafter  acquired in any general  partnership,  limited  partnership, limited liability  partnership or other  partnership,  including all partnership
interests   listed  on  Schedule  4.7(a)  hereto  under  the  heading   "Pledged
Partnership  Interests"  (as such schedule may be amended or  supplemented  from time to time in accordance  with Section 5.5(b)) and the  certificates,  if any, representing such partnership  interests and any interest of such Grantor on the books and records of such  partnership and all dividends,  distributions,  cash, warrants,  rights,  options,  instruments,  securities  and  other  property  or proceeds  from time to time  received,  receivable or otherwise  distributed  in respect of or in exchange for any or all of such  partnership  interests and any other warrant, right or option to acquire any of the foregoing.

"Pledged  Securities"  shall mean the  collective  reference to the Pledged Debt
Securities, the Pledged Notes and the Pledged Equity Interests.

"Pledged  Stock" shall mean all of the equity  interests  now owned or hereafter acquired by any Grantor and all of the equity  interests  in The Pacific  Lumber
Company  owned by  Holdings,  including  all of the equity  interests  listed on
Schedule  4.7(a) hereto under the heading  "Pledged Stock" (as such schedule may be amended or supplemented from time to time in accordance with Section 5.5(b)), and the certificates,  if any, representing such shares and any interest of such
Grantor  and  Holdings  in the entries on the books of the issuer of such shares and all dividends,  distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or  otherwise  distributed  in respect of or in exchange  for any or all of such shares and any other  warrant,  right or option to acquire any of the foregoing;
provided, however, that in no event shall more than 65% of the total outstanding
Excluded Foreign Subsidiary Voting Stock be required to be pledged hereunder.

"Pledged Trust  Interests"  shall mean all interests of any Grantor now owned or hereafter  acquired in a Delaware  business trust or other trust,  including all trust  interests  listed on Schedule  4.7(a)  hereto under the heading  "Pledged
Trust  Interests" (as such schedule may be amended or supplemented  from time to
time  in  accordance  with  Section  5.5(b))  and  the  certificates,   if  any,
representing  such trust interests and any interest of such Grantor on the books and  records  of such  trust  or on the  books  and  records  of any  securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants,  rights,  options,  instruments,  securities  and  other  property  or proceeds  from time to time  received,  receivable or otherwise  distributed  in respect of or in exchange for any or all of such trust  interests  and any other warrant, right or option to acquire any of the foregoing.

"Proceeds"  shall  mean  all  "proceeds"  as such  term is  defined  in  Section
9-102(a)(64) of the New York UCC and, in any event,  shall include all dividends
or  other  income  from  the  Investment   Property,   collections   thereon  or
distributions or payments with respect thereto.

"Qualified  Counterparty"  shall  mean,  with  respect  to any  Specified  Hedge
Agreement,  any  counterparty  thereto  that, at the time such  Specified  Hedge
Agreement was entered into,  was a Lender,  an Agent or an Affiliate of a Lender or an Agent.

"Receivable" shall mean all Accounts and any other right to payment for goods or other property sold,  leased,  licensed or otherwise disposed of or for services rendered,  whether or not such right is  evidenced by an  Instrument  or Chattel
Paper or  classified  as a Payment  Intangible  and  whether  or not it has been earned by  performance.  References  herein to  Receivables  shall  include  any
Supporting Obligation or collateral securing such Receivable.

"Secured  Parties"  shall mean,  collectively,  the  Administrative  Agent,  the
Lenders and,  with  respect to any  Specified  Hedge  Agreement,  any  Qualified
Counterparty  that has agreed to be bound by the  provisions  of Article VIII of the Credit  Agreement as if it were a Lender  party  thereto;  provided  that no
Qualified  Counterparty  shall have any rights in connection with the management or release of any  Collateral or the  obligations  of any  Guarantor  under this
Agreement or any other Loan Document.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Specified Hedge Agreement" shall mean any Hedging Agreement (a) entered into by
(i) any Grantor and (ii) any Lender or any Affiliate thereof or any Agent or any
Affiliate thereof, or any person that was a Lender or an Affiliate thereof or an
Agent or  Affiliate  thereof  when such  Hedging  Agreement  was entered into as counterparty  and (b) which has been  designated  by  Grantor,  by notice to the
Administrative  Agent not later than 90 days after the  execution  and  delivery thereof  by  such  Grantor,  as  a  Specified  Hedge  Agreement  and  which  the
Administrative Agent has agreed, in its sole discretion, in writing, constitutes a  specified  Hedge  Agreement;  provided  that the  designation  of any Hedging
Agreement as a Specified Hedge Agreement shall not create in favor of any Lender or  Affiliate  thereof  or any Agent or any  Affiliate  thereof  that is a party thereto  any  rights  in  connection  with  the  management  or  release  of any
Collateral or of the  obligations  of any Guarantor  under this Agreement or any other Loan Document.

"Subsidiary" shall mean any subsidiary of any Borrower other than Scotia Pacific
Company LLC.

"Trademark License" shall mean any agreement, whether written or oral, providing for the grant by or to any  Grantor of any right in, to or under any  Trademark, including any of the foregoing referred to in Schedule 4.9 (as such schedule may be amended or supplemented from time to time in accordance with Section 5.5(b)).

"Trademarks"  shall  mean (i) all  trademarks,  trade  names,  corporate  names, company names, business names,  fictitious business names, trade styles, service marks,  logos  and  other  source  or  business  identifiers,  and all  goodwill associated  therewith,  now  existing  or  hereafter  adopted or  acquired,  all registrations  and  recordings  thereof,  and  all  applications  in  connection therewith,  whether in the United States  Patent and Trademark  Office or in any
similar  office or agency of the United  States,  any State thereof or any other country,  union  of  countries,  or  any  political  subdivision  of  any of the foregoing,  or otherwise,  and all common-law rights related thereto,  including any of the foregoing  listed in Schedule 4.9 (as such schedule may be amended or supplemented  from time to time in  accordance  with Section  5.5(b)),  (ii) the right to,  and to  obtain,  all  renewals  thereof,  (iii) the  goodwill  of the business symbolized by the foregoing, (iv) other source or business identifiers, designs  and general  intangibles  of a like nature and (v) the right to sue for past,  present and future  infringements  or dilution of any of the foregoing or for any  injury  to  goodwill,  and all  proceeds  of the  foregoing,  including royalties, income, payments, claims, damages and proceeds of suit.

"Trade  Secret  License"  shall  mean any  agreement,  whether  written or oral, providing  for the grant by or to any  Grantor  of any right in, to or under any
Trade Secret,  including  any of the  foregoing  listed in Schedule 4.9 (as such schedule may be amended or  supplemented  from time to time in  accordance  with
Section 5.5(b)).

"Trade  Secrets"  shall mean all trade  secrets  and all other  confidential  or proprietary  information and know-how (all of the foregoing  being  collectively called a "Trade Secret"),  whether or not reduced to a writing or other tangible form, including all documents and things embodying,  incorporating or describing such Trade Secret, the right to sue for past,  present and future  infringements of any Trade  Secret and all  proceeds of the  foregoing,  including  royalties, income, payments, claims, damages and proceeds of suit.

1.2 Other Definitional Provisions.  (a) The words "hereof",  "herein",  "hereto"
and  "hereunder"  and words of similar import when used in this Agreement  shall refer to this Agreement as a whole and not to any  particular  provision of this
Agreement, and Section and Schedule references are to the specific provisions of this Agreement unless otherwise specified.

(b) The meanings  given to terms defined  herein shall be equally  applicable to both the singular and plural forms of such terms.

(c) Where the context  requires,  terms  relating to the  Collateral or any part thereof,  when used in  relation to a Grantor,  shall  refer to the  property or assets such Grantor has granted as Collateral or the relevant part thereof.

(d) The  expressions  "payment  in full,"  "paid in full" and any other  similar terms or phrases when used herein with respect to the  Borrower  Obligations  or the Guarantor  Obligations shall mean the  unconditional,  final and irrevocable payment  in  full,  in  immediately  available  funds,  of all  of the  Borrower
Obligations  or the  Guarantor  Obligations,  as the case may be, in each  case, unless  otherwise  specified,  other than  indemnification  and other contingent obligations not then due and payable.

(e) The words  "include",  "includes"  and  "including",  and  words of  similar import,  shall not be limiting  and shall be deemed to be followed by the phrase
"without limitation".

(f) All references to the Lenders herein shall, where  appropriate,  include any
Lender,  the  Administrative  Agent, or, in the case of any Lender or Agent, any
Affiliate thereof that is a party to a Specified Hedge Agreement.

SECTION 2.........GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby,  jointly and severally,  unconditionally  and irrevocably,  guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors,  indorsees, transferees and assigns,  the prompt and complete  payment and performance by the Borrowers when due  (whether at the stated  maturity,  by  acceleration  or  otherwise)  of the
Borrower Obligations.

(b) If and to the extent required in order for the Guarantor  Obligations of any
Guarantor  to be  enforceable  under  applicable  federal,  state and other laws relating to the insolvency of debtors,  the maximum  liability of such Guarantor hereunder  shall be limited to the greatest  amount which can be  guaranteed  by
such  Guarantor  under  such  laws,   after  giving  effect  to  any  rights  of
contribution,  reimbursement and subrogation  arising under Section 2.2, without causing  such  guarantee  to be  unenforceable  or to be void or voidable  under applicable  fraudulent  conveyance  or other laws of similar  application.  Each
Guarantor  acknowledges  and  agrees  that,  to the  extent  not  prohibited  by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee,  including such Guarantor in its capacity as debtor in  possession  exercising  any powers of a  bankruptcy  trustee)  has no personal  right under such laws to reduce,  or request any judicial  relief that has the effect of reducing,  the amount of its liability  under this  Agreement,
(ii) such Guarantor (as opposed to its creditors,  representatives  of creditors or bankruptcy  trustee,  including  such  Guarantor in its capacity as debtor in possession  exercising any powers of a bankruptcy trustee) has no personal right to enforce the  limitation  set forth in this  Section  2.1(b) or to reduce,  or request  judicial  relief  reducing,  the  amount of its  liability  under  this
Agreement,  and (iii) the  limitation  set forth in this  Section  2.1(b) may be enforced  only  to the  extent  required  under  such  laws  in  order  for  the obligations of such Guarantor under this Agreement to be enforceable  under such laws and only by or for the benefit of a creditor,  representative  of creditors or bankruptcy  trustee of such  Guarantor or other person  entitled,  under such laws, to enforce the provisions thereof.

(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time be  incurred  or  permitted  in an  amount  exceeding  the  maximum liability of such Guarantor under Section 2.1(b) without impairing the guarantee contained in this Section 2 or affecting  the rights and remedies of any Secured
Party hereunder.

(d) The  guarantee  contained  in this  Section 2 shall remain in full force and effect until payment in full of the Obligations,  notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations.

(e) No payment made by any of the Borrowers,  any of the  Guarantors,  any other guarantor or any other person or received or collected by any Secured Party from any Borrower, any of the Guarantors,  any other guarantor or any other person by virtue  of  any  action  or  proceeding  or  any  set-off  or  appropriation  or application  at any time or from time to time in  reduction  of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment  (other than any payment  made by such  Guarantor in respect of the
Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum  liability  of such  Guarantor  hereunder  until the  Borrower
Obligations (other than Obligations in respect of any Specified Hedge Agreement)
are paid in full.

2.2 Rights of Reimbursement,  Contribution and Subrogation.  In case any payment is made on account of the Obligations by any Grantor or is received or collected on account of the Obligations from any Grantor or its property:

(a) If such payment is made by any Borrower or from its  property,  then, if and to the extent such  payment is made on account of  Obligations  arising  from or relating to a Loan or other  extension  of credit made to the  Borrowers,  then, unless and until the Obligations have been indefeasibly paid in full in cash (or other assets which the Lenders,  other than in  connection  with a bankruptcy or similar proceeding, voluntarily accept as full satisfaction of the Obligations), the Borrowers  shall not be entitled (i) to demand or enforce  reimbursement  or contribution  in respect of such  payment  from any other  Grantor or (ii) to be subrogated to any claim, interest,  right or remedy of any Secured Party against any other person, including any other Grantor or its property.

(b) If such payment is made by a Guarantor or from its property,  such Guarantor shall be entitled,  subject to and upon payment in full of the Obligations,  (i)
to demand and enforce reimbursement for the full amount of such payment from the
Borrowers and (ii) to demand and enforce contribution in respect of such payment from each other  Guarantor that has not paid its fair share of such payment,  as
necessary  to  ensure  that  (after   giving  effect  to  any   enforcement   of
reimbursement  rights provided hereby) each Guarantor pays its fair share of the unreimbursed  portion of such payment.  For this purpose, the fair share of each
Guarantor  as to any  unreimbursed  payment  shall  be  determined  based  on an equitable  apportionment of such unreimbursed payment among all Guarantors based on the  relative  value of their assets and any other  equitable  considerations deemed appropriate by a court of competent jurisdiction.

(c) If and  whenever  (after  payment in full of the  Obligations)  any right of reimbursement  or  contribution  becomes  enforceable by any Grantor against any other Grantor under Sections 2.2(a) and 2.2(b),  such Grantor shall be entitled, subject  to and  upon  payment  in full  of the  Obligations,  to be  subrogated
(equally  and  ratably  with all other  Grantors  entitled to  reimbursement  or contribution  from any other  Grantor as set forth in this  Section  2.2) to any security  interest  that may then be held by the  Administrative  Agent upon any
Collateral  granted to it in this Agreement.  Such right of subrogation shall be enforceable  solely against the Grantors,  and not against the Secured  Parties, and neither the Administrative  Agent nor any other Secured Party shall have any duty  whatsoever to warrant,  ensure or protect any such right of subrogation or to obtain,  perfect,  maintain,  hold,  enforce or retain any Collateral for any purpose related to any such right of subrogation.  If subrogation is demanded by any Grantor,  then (after payment in full of the Obligations) the Administrative
Agent  shall  promptly  following  demand  deliver to the  Grantors  making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument  reasonably  satisfactory to the Grantor and the Administrative Agent transferring,  on  a  quitclaim  basis  without  any  recourse,  representation, warranty or obligation whatsoever, whatever security interest the Administrative
Agent  then  may  hold in  whatever  Collateral  may  then  exist  that  was not previously released or disposed of by the Administrative Agent.

(d) All rights  and  claims  arising  under  this  Section  2.2 or based upon or relating to any other right of reimbursement,  indemnification,  contribution or subrogation  that may at any time  arise or exist in favor of any  Grantor as to any payment on account of the  Obligations  made by it or received or  collected from its  property  shall be fully  subordinated  in all  respects  to the prior payment  in  full  of all of the  Obligations.  Until  payment  in  full  of the
Obligations, no Grantor shall demand or receive any collateral security, payment
or  distribution   whatsoever  (whether  in  cash,  property  or  securities  or otherwise)  on  account  of any such  right or  claim.  If any such  payment  or distribution is made or becomes  available to any Grantor in any bankruptcy case
or  receivership,   insolvency  or  liquidation  proceeding,   such  payment  or
distribution   shall  be  delivered  by  the  person   making  such  payment  or
distribution  directly  to the  Administrative  Agent,  for  application  to the payment of the  Obligations.  If any such payment or distribution is received by any Grantor,  it shall be held by such Grantor in trust,  for the benefit of the
Secured  Parties,  and shall  forthwith  be  transferred  and  delivered by such
Grantor  to the  Administrative  Agent,  in the  exact  form  received  and,  if necessary, duly endorsed.

(e) The  obligations of the Grantors under the Loan  Documents,  including their liability for the Obligations and the  enforceability of the security  interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility  or sufficiency of any right of  reimbursement,  contribution  or subrogation  arising  under this  Section 2.2.  The  invalidity,  insufficiency, unenforceability  or uncollectibility of any such right shall not in any respect diminish,  affect or impair any such  obligation  or any other claim,  interest, right or remedy at any time held by any Secured  Party  against any Guarantor or its  property.  The Secured  Parties make no  representations  or  warranties in respect of any such right and shall have no duty to assure, protect,  enforce or ensure any such right or otherwise relating to any such right.

(f)  Each  Grantor   reserves  any  and  all  other  rights  of   reimbursement,
contribution  or  subrogation  at any time  available to it as against any other
Grantor, but (i) the exercise and enforcement of such rights shall be subject to
Section 2.2(d) and (ii) neither the  Administrative  Agent nor any other Secured
Party shall ever have any duty or  liability  whatsoever  in respect of any such right, except as provided in Section 2.2(c).

2.3 Amendments,  etc. with respect to the Borrower  Obligations.  Each Guarantor shall remain obligated hereunder  notwithstanding  that, without any reservation of rights  against any Guarantor and without  notice to or further assent by any
Guarantor, any demand for payment of any of the Borrower Obligations made by any
Secured  Party may be rescinded  by such  Secured  Party and any of the Borrower
Obligations  continued,  and the Borrower  Obligations,  or the liability of any other  person  upon or for any  part  thereof,  or any  collateral  security  or guarantee  therefor or right of offset with respect  thereto,  may, from time to time, in whole or in part, be renewed,  increased,  extended, amended, modified, accelerated,  compromised, waived, surrendered or released by any Secured Party, and the Credit  Agreement and the other Loan  Documents and any other  documents executed  and  delivered  in  connection  therewith  may be  amended,  modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, and any collateral security,  guarantee or right of offset at any time held by any  Secured  Party for the  payment of the  Borrower
Obligations may be sold, exchanged,  waived,  surrendered or released. Except to the extent  required  by any  non-waivable  provisions  of the New York UCC,  no
Secured Party shall have any  obligation to protect,  secure,  perfect or insure any Lien at any time held by it as security for the Borrower  Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.4 Guarantee  Absolute and  Unconditional.  Each  Guarantor  waives any and all notice of the  creation,  renewal,  extension  or accrual of any of the Borrower
Obligations  and notice of or proof of reliance  by any  Secured  Party upon the guarantee  contained in this Section 2 or acceptance of the guarantee  contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created,  contracted or incurred,  or renewed,  extended, amended or waived,  in reliance upon the guarantee  contained in this Section 2;
and all dealings between any of the Borrowers and any of the Guarantors,  on the
one  hand,  and the  Secured  Parties,  on the  other  hand,  likewise  shall be conclusively  presumed  to have been had or  consummated  in  reliance  upon the guarantee  contained  in  this  Section  2.  Each  Guarantor  waives  diligence, presentment,  protest, demand for payment and notice of default or nonpayment to or upon  any of the  Borrowers  or any of the  Guarantors  with  respect  to the
Borrower  Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be  construed  as a  continuing,  absolute and unconditional  guarantee of payment and  performance  without  regard to (a) the validity or  enforceability  of the Credit Agreement or any other Loan Document, any of the Borrower  Obligations or any other  collateral  security  therefor or guarantee  or right of offset with  respect  thereto at any time or from time to time held by any Secured Party, (b) any defense,  set-off or counterclaim (other than a defense  of payment or  performance  hereunder)  which may at any time be available to or be asserted by any of the Borrowers or any other person  against any Secured Party,  or (c) any other  circumstance  whatsoever  (with or without notice  to or  knowledge  of any of  the  Borrowers  or  such  Guarantor)  which constitutes,  or  might  be  construed  to  constitute,  an  equitable  or legal discharge of any Borrower for the  Borrower  Obligations,  or of such  Guarantor under the  guarantee  contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies  hereunder  against any Guarantor,  any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have  against any  Borrower,  any other  Guarantor or any other person or against any  collateral  security or guarantee  for the Borrower
Obligations or any right of offset with respect thereto,  and any failure by any
Secured  Party to make any such demand,  to pursue such other rights or remedies or to collect any payments from any Borrower,  any other  Guarantor or any other person or to  realize  upon any such  collateral  security  or  guarantee  or to exercise  any such right of offset,  or any release of any  Borrower,  any other
Guarantor  or any other  person or any such  collateral  security,  guarantee or right of offset,  shall not relieve any Guarantor of any obligation or liability hereunder,  and shall not  impair or affect the  rights  and  remedies,  whether express,  implied or available as a matter of law, of any Secured  Party against any Guarantor.  For the purposes hereof "demand" shall include the  commencement and continuance of any legal proceedings.

2.5 Reinstatement.  The guarantee  contained in this Section 2 shall continue to be effective,  or be reinstated,  as the case may be, if at any time payment, or any part  thereof,  of any of the  Borrower  Obligations  is  rescinded  or must otherwise  be restored or  returned  by any Secured  Party upon the  insolvency, bankruptcy,  dissolution,  liquidation or  reorganization of any Borrower or any
Guarantor,  or upon or as a result of the appointment of a receiver,  intervenor or  conservator  of, or trustee or similar  officer  for,  any  Borrower  or any
Guarantor or any substantial part of its property,  or otherwise,  all as though such payments had not been made.

2.6 Payments.  Each Guarantor hereby guarantees that payments  hereunder will be paid to the  Administrative  Agent without set-off or counterclaim in Dollars in immediately  available funds at the office of the Administrative Agent specified in the Credit Agreement.

SECTION  3.........GRANT  OF  SECURITY  INTEREST;   CONTINUING  LIABILITY  UNDER
COLLATERAL

(a)  Holdings  hereby  assigns and transfers to the  Administrative  Agent,  and hereby grants to the  Administrative  Agent, for the ratable benefit of the
     Secured Parties,  a security  interest in all equity interests in Palco and all Proceeds thereof (the "Holdings  Collateral"),  as collateral  security for the prompt and complete  payment and  performance  when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations.  Any reference to Collateral herein with respect to Holdings shall be understood to be a reference to the Holdings Collateral.

(b)  Each Grantor hereby assigns and transfers to the Administrative  Agent, and hereby grants to the  Administrative  Agent, for the ratable benefit of the
     Secured  Parties,  a security  interest in all of the personal  property of such  Grantor,  including the following  property,  in each case,  wherever located and now owned or at any time hereafter  acquired by such Grantor or in which such  Grantor now has or at any time in the future may acquire any right,  title or interest  (collectively,  and  together  with the Holdings
     Collateral,  the "Collateral"),  as collateral  security for the prompt and complete  payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

(i)  all Accounts;

(ii) all Chattel Paper;

(iii)all Collateral Accounts and all Collateral Account Funds;

(iv) all  Commercial  Tort Claims from time to time  specifically  described  on
     Schedule 4.11;

(v)  all Contracts;

(vi) all Deposit Accounts;

(vii)all Documents;

(viii) all Equipment;

(ix) all Fixtures;

(x)  all General Intangibles;

(xi) all Goods;

(xii) all Instruments;

(xiii) all Insurance;

(xiv) all Intellectual Property;

(xv) all Inventory;

(xvi) all Investment Property;

(xvii) all Letters of Credit and Letter of Credit Rights;

(xviii) all Money;

(xix)all Securities  Accounts;  (xx) all books,  records,  ledger cards,  files,
     correspondence,   customer  lists,  blueprints,  technical  specifications,
     manuals,  computer  software,  computer  printouts,  tapes, disks and other electronic  storage media and related data processing  software and similar items  that at any time  pertain  to or  evidence  or  contain  information relating to any of the Collateral or are otherwise  necessary or helpful in the collection thereof or realization thereupon; and

(xxi)to the extent not otherwise included, all other property,  whether tangible or intangible, of the Grantor and all Proceeds, products, accessions, rents and profits of any and all of the  foregoing and all  collateral  security,
     Supporting  Obligations and guarantees  given by any person with respect to any of the foregoing;

provided that,  notwithstanding any other provision set forth in this Section 3, this Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset.

(c)  Notwithstanding  anything  herein to the  contrary,  (i) each  Grantor  and
Holdings,  as applicable,  shall remain liable for all obligations  under and in respect of the Collateral and nothing contained herein is intended or shall be a delegation of duties to the  Administrative  Agent or any other  Secured  Party,
(ii) each Grantor and  Holdings,  as  applicable,  shall remain liable under and each of the agreements  included in the Collateral,  including any  Receivables, any Contracts and any agreements  relating to Pledged  Partnership  Interests or
Pledged  LLC  Interests,  to perform  all of the  obligations  undertaken  by it thereunder  all in  accordance  with and  pursuant  to the terms and  provisions thereof and neither the  Administrative  Agent nor any other Secured Party shall have any  obligation or liability  under any of such  agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the
Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or  sufficiency  of any payment  received by it or have any  obligation  to take any action to collect or enforce  any rights  under any agreement included in the Collateral,  including any agreements  relating to any
Receivables,  any Contracts or any  agreements  relating to Pledged  Partnership
Interests or Pledged LLC Interests and (iii) the exercise by the  Administrative
Agent of any of its rights  hereunder  shall not release any Grantor from any of its duties or  obligations  under the Contracts and  agreements  included in the
Collateral,  including any agreements relating to any Receivables, any Contracts and any  agreements  relating to Pledged  Partnership  Interests  or Pledged LLC
Interests.

SECTION 4 REPRESENTATIONS AND WARRANTIES

To induce  the  Administrative  Agent and the  Lenders  to enter into the Credit
Agreement  and to induce  the  Lenders to make their  respective  extensions  of credit to the  Borrowers  thereunder,  each Grantor and Holdings (in the case of
Holdings, only with respect to Sections 4.3, 4.4, 4.7 and 4.12) hereby represent and warrant to the Secured Parties that:

4.1  Representations  in Credit  Agreement.  In the case of each Guarantor,  the representations  and warranties set forth in Article III of the Credit Agreement as they  relate  to such  Guarantor  or to the  Loan  Documents  to  which  such
Guarantor is a party, each of which is hereby  incorporated herein by reference, are true and correct,  in all material respects,  except for representations and warranties  expressly stated to relate to a specific earlier date, in which case such  representations  and  warranties  were true and  correct  in all  material respects as of such earlier date,  and the Secured  Parties shall be entitled to rely on each of them as if they were fully set forth herein,  provided that each reference in each such  representation and warranty to the Borrower's  knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such
Guarantor's knowledge.

4.2 Title;  No Other Liens.  Such Grantor has good and  marketable  title to, or valid leasehold  interests in, all its material properties and assets (including material Real Property), except for (a) defects in title that, in the aggregate, are not  substantial in amount and do not  materially  detract from the value of the property subject thereto or materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended  purposes,  (b) Liens expressly  permitted by Section 6.02 of the
Credit  Agreement and (c)  leasehold  interests  that  terminate in the ordinary course of business in accordance with their terms and not on account of a tenant default. No financing statement, mortgage or other public notice with respect to all or any part of the  Collateral is on file or of record in any public office, except (i) such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement, (ii) filings
in  respect  of  which  termination   statements  have  been  delivered  to  the
Administrative  Agent for  termination  on the Closing Date or (iii)  filings in respect of Liens expressly permitted by Section 6.02 of the Credit Agreement.

4.3 Liens.  The security  interests  granted pursuant to this Agreement (i) upon completion  of the filings and other  actions  specified on Schedule 4.3 (all of which,  in the case of all  filings  and  other  documents  referred  to on said
Schedule,  have been delivered to the Administrative Agent in duly completed and duly executed form, as applicable,  and may be filed by the Administrative Agent at any time) and  payment  of all  filing  fees,  will  constitute  valid  fully perfected  security  interests  in all of the  Collateral  (other  than  Deposit
Accounts  and motor  vehicles)  in favor of the  Administrative  Agent,  for the ratable  benefit  of the  Secured  Parties,  as  collateral  security  for  such
Grantor's Obligations or Holding's  Obligations,  as applicable,  enforceable in accordance  with the  terms  hereof to the  extent a  security  interest  can be perfected  by filing  and (ii) are prior to all other  Liens on the  Collateral, except for Liens expressly permitted by Section 6.02 of the Credit Agreement.

4.4 Name; Jurisdiction of Organization,  etc. On the date hereof, such Grantor's and  Holding's  exact  legal name (as  indicated  on the  public  record of such
Grantor's   jurisdiction   of  formation  or   organization),   jurisdiction  of
organization,  organizational identification number, if any, and the location of such  Grantor's  and Holding's  chief  executive  office or, if  different,  its principal  place of business  are  specified on Schedule  4.4.  Each Grantor and
Holdings is organized  solely under the law of the jurisdiction so specified and has not filed any certificates of domestication,  transfer or continuance in any other  jurisdiction.  The  jurisdiction  of each  such  Grantor's  or  Holding's organization  of formation is required to maintain a public  record  showing the
Grantor, to have been organized or formed.  Except as specified on Schedule 4.4, no such Grantor or Holdings has changed its name,  jurisdiction of organization, chief executive office or, if different,  its principal place of business or its corporate  structure  in any way  (e.g.  by  merger,  consolidation,  change  in corporate  form or  otherwise)  within  the past one year and has not within the last one year become  bound  (whether as a result of merger or  otherwise)  as a grantor under a security agreement entered into by another person, which has not heretofore been (or on the date hereof will be) terminated.

4.5  Inventory  and  Equipment.  (a) On the date hereof,  the  Inventory and the
Equipment  (other than mobile goods) that is included in the Collateral are kept at the locations  listed on Schedule  4.5(a).  Within the four months  preceding execution  of this  agreement,  such  Grantor has not changed the  location of a material  portion  of its  Equipment  and  Inventory  that  is  included  in the
Collateral except as otherwise disclosed on Schedule 4.5(a).

(b) Any  Inventory  now or  hereafter  produced by any  Grantor  included in the
Collateral have been and will be produced in compliance with the requirements of all applicable laws and regulations,  including the Fair Labor Standards Act, as amended.

(c) None of the Inventory or Equipment, in each case, with an aggregate fair market value in excess of $100,000 that is included in the Collateral is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the New York UCC) therefor or is otherwise in the possession of any bailee or warehouseman, except as set forth in Section II.B of the Perfection Certificate.

4.6 Farm Products.  None of the Collateral  constitutes,  or is the Proceeds of,
Farm Products.

4.7 Certain Investment Property.
(a) Schedule 4.7(a) hereto (as such schedule may be amended or supplemented from time to time in  accordance  with Section  5.5(b)) sets forth under the headings
"Pledged Stock," "Pledged LLC Interests,"  "Pledged  Partnership  Interests" and
"Pledged Trust Interests,"  respectively,  all of the Pledged Stock, Pledged LLC
Interests,  Pledged  Partnership  Interests and Pledged Trust Interests owned by any Grantor and all of the Pledged  Stock owned by  Holdings,  and such  Pledged
Equity Interests  constitute the percentage of issued and outstanding  shares of stock,  percentage of membership interests,  percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated
on  such  Schedule.  Schedule  4.7(b)  (as  such  schedule  may  be  amended  or supplemented  from time to time in  accordance  with Section  5.5(b)) sets forth under the  heading  "Pledged  Debt  Securities"  or  "Pledged  Notes" all of the
Pledged Debt  Securities  and Pledged Notes (other than  promissory  notes in an aggregate  principal amount not to exceed $100,000) owned by any Grantor and all of such Pledged Debt  Securities  and Pledged  Notes have been duly  authorized, authenticated  or issued,  and  delivered  and is the legal,  valid and  binding obligation of the issuers  thereof  enforceable in accordance  with their terms, subject to  applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other  laws  affecting  creditors'  rights  generally  and  subject  to  general principals of equity, regardless of whether considered in a proceeding in equity or at law,  and  constitutes  all of the  issued and  outstanding  inter-company indebtedness  evidenced  by  an  instrument  or  certificated  security  of  the respective  issuers  thereof owing to such Grantor.  No Grantor nor Holdings has consented to or is otherwise  aware of any person having  "control"  (within the meanings of Sections  8-106,  9-106 and 9-104 of the New York UCC) over,  or any other interest in, any Securities Account,  Commodity Account,  Deposit Account,
in  each  case  in  which  such  Grantor  has an  interest,  or any  securities, commodities or other property credited  thereto,  except for any control arising by operation of law,  including  pursuant to common law  provisions  relating to banker's liens.

(b) The shares of Pledged Equity  Interests  pledged by such Grantor or Holdings hereunder  constitute all of the issued and outstanding shares of all classes of equity  interests  in  each  Issuer  owned  by  such  Grantor  or  Holdings,  as applicable,  or, in the case of Excluded  Foreign  Subsidiary  Voting Stock,  if less, 65% of the outstanding  Excluded Foreign  Subsidiary  Voting Stock of each relevant Issuer.

(c) The Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable.

(d)  The  terms  of  any  uncertificated   Pledged  LLC  Interests  and  Pledged
Partnership  Interests  expressly  provide that they are securities  governed by
Article 8 of the  Uniform  Commercial  Code in  effect  from time to time in the
"issuer's  jurisdiction"  of each Issuer thereof (as such term is defined in the
Uniform Commercial Code in effect in such jurisdiction).

(e) Such Grantor or Holdings, as applicable,  is the record and beneficial owner of, and has good and marketable title to, the Investment  Property pledged by it hereunder,  free of any and all  Liens,  except  Liens  expressly  permitted  by
Section 6.02 of the Credit  Agreement,  and there are no  outstanding  warrants, options or other rights to  purchase,  or  shareholder,  voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

4.8  Receivables.  (a) No amount  payable to such Grantor under or in connection with any  Receivable  with a value in excess of $10,000  that is included in the
Collateral is evidenced by any  Instrument  or Tangible  Chattel Paper which has not been delivered to the Administrative Agent or constitutes Electronic Chattel
Paper that has not been subjected to the control  (within the meaning of Section
9-105 of the New York UCC) of the Administrative Agent.

(b) None of the  obligors on any  Receivables  with a value in excess of $10,000 that are included in the Collateral is a Governmental Authority.

4.9  Intellectual  Property.  (a) Schedule 4.9 lists all  Intellectual  Property which is  registered  with a  Governmental  Authority  or is the  subject  of an application for registration, in each case which is owned by such Grantor in its own  name  on  the  date  hereof  (collectively,  the  "Registered  Intellectual
Property").  Except as set forth in Schedule  4.9, such Grantor is the exclusive owner of the entire and  unencumbered  right,  title and  interest in and to all such  Registered  Intellectual  Property and is  otherwise  entitled to use, and grant to others  the right to use,  all such  Registered  Intellectual  Property subject  only to the license  terms of the  licensing  or  franchise  agreements referred  to in  paragraph  (c)  below.  Such  Grantor  has the right to use all
Intellectual  Property  which  it  uses  in  its  business,  but  does  not  own
(collectively, the "Licensed Intellectual Property").

(b) On the date  hereof,  except as set forth on Schedule  4.9,  all  Registered
Intellectual Property is subsisting and unexpired and has not been abandoned. To such Grantor's  knowledge,  neither the operation of such Grantor's  business as currently conducted or as contemplated to be conducted nor the use of any of the
Owned  Intellectual  Property or the  Licensed  Intellectual  Property  which is material to such Grantor's business  (collectively,  the "Material  Intellectual
Property") in connection therewith conflicts with,  infringes,  misappropriates, dilutes,  misuses or otherwise violates the Intellectual  Property rights of any other person.

(c)  Except as set forth in  Schedule  4.9,  on the date  hereof (i) none of the
Owned  Intellectual  Property  is the  subject  of any  licensing  or  franchise agreement  pursuant to which such Grantor is the licensor or franchisor and (ii)
there are no other agreements, obligations, orders or judgments which affect the use of any Owned Intellectual Property.

(d) To such Grantor's knowledge, no claim has been asserted that the use of such
Material Intellectual Property does or may infringe upon the rights of any third party.

(e) To such  Grantor's  knowledge,  no holding,  decision  or judgment  has been rendered by any  Governmental  Authority or  arbitrator  in the United States or outside the United States which would limit,  cancel or question the validity or enforceability of, or such Grantor's rights in, any Owned Intellectual Property.
Such Grantor is not aware of any uses of any item of Owned Intellectual Property that could  reasonably  be  expected  to lead to such item  becoming  invalid or unenforceable  including  unauthorized uses by third parties and uses which were not  supported by the goodwill of the business  connected  with  Trademarks  and
Trademark Licenses.

(f) No  action or  proceeding  is  pending,  or,  to such  Grantor's  knowledge, threatened,  on the date  hereof (i) seeking to limit,  cancel or  question  the validity of any Owned  Intellectual  Property,  (ii)  alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor infringe  any  patent,  trademark,  copyright,  or any other  right of any other person,  (iii)  alleging  that  any  Material  Intellectual  Property  is  being licensed,  sublicensed or used in violation of any intellectual  property or any other right of any other person, or (iv) which, if adversely  determined,  would have a Material Adverse Effect on the value of any Owned Intellectual  Property.
To such  Grantor's  knowledge,  no  person  is  engaging  in any  activity  that infringes upon, or is otherwise an unauthorized  use of, any Owned  Intellectual
Property  or upon the  rights of such  Grantor  therein.  Except as set forth in
Schedule 4.9, such Grantor has not granted any license, release, covenant not to sue, non-assertion  assurance,  or other right to any person with respect to any part of the Owned  Intellectual  Property.  The consummation of the transactions contemplated by this Agreement  (including the enforcement of remedies) will not result in the  termination  or  impairment  of any of the Material  Intellectual
Property.

(g) With respect to each  Copyright  License,  Trademark  License,  Trade Secret
License and Patent  License which relates to Material  Intellectual  Property or the loss of which  could  otherwise  have a Material  Adverse  Effect:  (i) such license is in full force and effect and represents the entire agreement  between the respective  licensor and licensee with respect to the subject matter of such license;  (ii) such  license  will not cease to be in full  force and  effect on terms  identical  to those  currently  in effect as a result of the  rights  and interests  granted  herein,  nor will the  grant of such  rights  and  interests constitute a breach or default under such license or otherwise give the licensor or  licensee a right to  terminate  such  license;  (iii) such  Grantor  has not received any notice of termination or cancellation under such license; (iv) such
Grantor has not received any notice of a breach or default  under such  license, which breach or default has not been cured;  (v) such Grantor has not granted to any other person any rights, adverse or otherwise,  under such license; and (vi)
such Grantor is not in breach or default in any material  respect,  and no event has occurred that,  with notice and/or lapse of time,  would  constitute  such a breach or default or permit termination, modification or acceleration under such license.

(h) Except as set forth in Schedule 4.9, such Grantor has performed all acts and has paid all  required  fees and taxes to maintain  each and every item of Owned
Intellectual  Property in full force and effect and to protect and  maintain its interest  therein.  Such  Grantor has used  commercially  reasonable  efforts to provide proper statutory notice consistent with industry standards in connection with its use of each Patent and  Trademark  that is material to its business and included in the Owned Intellectual Property.

(i) To such  Grantor's  knowledge,  (i) none of the Trade  Secrets owned by such
Grantor that are material to its business have been used, divulged, disclosed or appropriated  to the  detriment  of such  Grantor  for the  benefit of any other person;  (ii) no employee,  independent  contractor or agent of such Grantor has misappropriated  any  trade  secrets  of any other  person in the  course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee,  independent contractor or agent of such
Grantor  is in  default  or  breach  of any  term of any  employment  agreement,
non-disclosure   agreement,   assignment  of  inventions  agreement  or  similar
agreement  or  contract  relating  in  any  way to  the  protection,  ownership, development, use or transfer of Intellectual Property material to such Grantor's business

(j) Such Grantor has made all filings and recordations  reasonably  necessary to
protect  its  interest  in  its  Registered  Intellectual  Property,   including
recordation  of its  interests  in the  Patents and  Trademarks  with the United
States  Patent  and  Trademark   Office  and  in   corresponding   national  and
international patent offices.

(k) Such Grantor has taken all  commercially  reasonable steps to use consistent standards of quality in the  manufacture,  distribution and sale of all products sold and  provision of all services  provided  under or in  connection  with any
Trademark owned by such Grantor and has taken all commercially  reasonable steps to ensure that all  licensed  users of any such  Trademark  use such  consistent standards of quality.

(l) No Grantor is subject to any settlement or consents,  judgment,  injunction, order, decree,  covenants not to sue, non-assertion  assurances or releases that would impair such Grantor's rights in any Owned Intellectual Property.

4.10 Letters of Credit and Letter of Credit Rights.  No Grantor is a beneficiary or assignee  under any Letter of Credit with a value in excess of $100,000 other than the Letters of Credit  described on Schedule  4.10 (as such schedule may be amended or supplemented  from time to time in accordance  with Section  5.5(b)).
With  respect to any Letters of Credit  with a value in excess of $100,000  that are by their terms transferable, each Grantor has caused (or, in the case of the
Letters of Credit that are specified on Schedule  4.10 on the date hereof,  will use commercially  reasonable efforts to cause) all issuers and nominated persons under Letters of Credit in which the Grantor is the  beneficiary  or assignee to consent to the assignment of such Letter of Credit to the  Administrative  Agent and has agreed that upon the  occurrence of a an Event of Default it shall cause all payments  thereunder to be made to the Collateral  Account.  With respect to any  Letters  of  Credit  with a  value  in  excess  of  $100,000  that  are not transferable,  each  Grantor  shall  obtain  (or,  in the case of the Letters of
Credit that are specified on Schedule 4.10 on the date hereof,  use commercially reasonable  efforts  to  obtain)  the  consent  of the  issuer  thereof  and any nominated  person  thereon to the  assignment  of the  proceeds of the  released
Letter of Credit to the Administrative Agent in accordance with Section 5-114(c)
of the New York UCC.

4.11 Commercial Tort Claims. No Grantor has any Commercial Tort Claims as of the
date hereof  individually  or in the aggregate in excess of $100,000 and, except as  specifically  described on Schedule  4.11 (as such  schedule may be promptly amended or  supplemented  from time to time), no Grantor has any Commercial Tort
Claims  after the date  hereof  individually  or in the  aggregate  in excess of
$100,000.

4.12 Contracts.
(a) Schedule 4.12(a) (as such schedule may be amended or supplemented  form time to time in  accordance  with  Section  5.5(b))  sets  forth all of the  Material
Contracts in which such Grantor has any right or interest.

(b) Except as set forth on  Schedule  4.12(b),  no Material  Contract  prohibits assignment  or  encumbrance  by such  Grantor or requires or purports to require consent of, or notice to, any party  (other than such  Grantor) to any  Material
Contract in connection  with the  execution,  delivery and  performance  of this
Agreement,  including the exercise of remedies by the Administrative  Agent with respect  to such  Material  Contract,  except for such  consents  that have been obtained and such  notices  that have been given,  and except to the extent that any such term would be rendered  ineffective  pursuant to Section 9-406,  9-407,
9-408 or 9-409 of the UCC of any relevant  jurisdiction or any other  applicable law or principles of equity.

(c) Each Material  Contract is in full force and effect and  constitutes a valid and legally enforceable obligation of the Grantor party thereto and (to the best of such Grantor's knowledge) each other party thereto, subject to the effects of bankruptcy,  insolvency, fraudulent conveyance,  reorganization,  moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable  principles  (whether  considered in a proceeding in equity or at law)
and an implied covenant of good faith and fair dealing.

(d) To the  knowledge  of such  Grantor,  the right,  title and interest of such
Grantor,  in, to and under the Material  Contracts  are not subject to any valid defenses, rights of recoupment or claims.

(e) Neither such Grantor nor (to the best of such  Grantor's  knowledge)  any of the other  parties  to the  Material  Contracts  is in  material  default in the performance or observance of any of the material terms thereof.

(f) Such  Grantor  has  delivered  to the  Administrative  Agent a complete  and correct copy of each  Material  Contract,  including  all  material  amendments,
supplements  and  other   modifications   thereto,   subject  to  any  customary
confidentiality provisions contained therein.

(g) No amount  payable to such Grantor under or in connection  with any Contract which  has a value in excess of  $100,000  is  evidenced  by any  Instrument  or
Tangible Chattel Paper which has not been delivered to the Administrative  Agent or constitutes  Electronic  Chattel Paper that is not under the control  (within the meaning of Section 9-105 of the New York UCC) of the Administrative Agent.

(h) None of the parties to any Material Contract is a Governmental Authority.

SECTION 5 COVENANTS
Each  Grantor  and  Holdings  (in the case of  Holdings,  only with  respect  to
Sections 5.2(a),  5.2(c), 5.2(d), 5.5, 5.6, 5.7 and 5.8) covenant and agree with the Secured  Parties that,  from and after the date of this Agreement  until the
Obligations (other than Obligations in respect of any Specified Hedge Agreement)
shall have been paid in full:

5.1  Covenants in Credit  Agreement.  Each Grantor  shall take, or shall refrain from  taking,  as the case may be, each action that is  necessary to be taken or not taken,  as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such
Grantor or any of its Subsidiaries.

5.2 Delivery and Control of Instruments,  Chattel Paper,  Negotiable  Documents,
Investment  Property.  (a) If any of the Collateral is or shall become evidenced or  represented  by any  Certificated  Security  or any  Instrument,  Negotiable
Document or Tangible  Chattel  Paper (with a value in excess of  $100,000,  such
Instrument  (other than checks  received in the  ordinary  course of  business),
Certificated  Security,  Negotiable Documents or Tangible Chattel Paper shall be promptly  delivered  to the  Administrative  Agent,  duly  endorsed  in a manner reasonably  satisfactory to the  Administrative  Agent, to be held as Collateral pursuant to this  Agreement,  and all of such  property  owned by any Grantor or
Holdings as of the Closing Date shall be delivered on the Closing Date.

(b) If any of the Collateral is or shall become "Electronic  Chattel Paper" with a value in  excess of  $100,000  such  Grantor  shall  ensure  that (i) a single authoritative copy exists which is unique, identifiable,  unalterable (except as provided  in  clauses  (iii),  (iv)  and  (v)  of  this  paragraph),  (ii)  such authoritative  copy identifies the  Administrative  Agent as the assignee and is communicated  to and  maintained  by the  Administrative  Agent or its designee,
(iii) copies or revisions  that add or change the assignee of the  authoritative copy can only be made with the participation of the  Administrative  Agent, (iv)
each  copy  of  the  authoritative  copy  and  any  copy  of a copy  is  readily identifiable  as a copy and not the  authoritative  copy and (v) any revision of the authoritative copy is readily  identifiable as an authorized or unauthorized revision.

(c)  If any  Collateral  is or  shall  become  evidenced  or  represented  by an
Uncertificated  Security  of an Issuer  that is a  Subsidiary,  such  Grantor or
Holdings, as applicable, shall cause the Issuer thereof or, if any Collateral is or shall become  evidenced or  represented  by an  Uncertificated  Security of a person other than an Issuer, such Grantor or Holdings, as applicable,  shall use commercially  reasonable efforts to cause such person either (i) to register the
Administrative  Agent as the registered owner of such  Uncertificated  Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor or Holdings, as applicable,  and the Administrative Agent that such
Issuer  will  comply  with  instructions  with  respect  to such  Uncertificated
Security originated by the Administrative  Agent without further consent of such
Grantor or Holdings,  as applicable,  such agreement to be in a form  reasonably acceptable to the  Administrative  Agent,  and such actions shall be taken on or prior to the Closing Date with respect to any Uncertificated Securities owned as of the Closing Date by any Grantor or Holdings.

(d) In  addition  to and not in  lieu of the  foregoing,  if any  Issuer  of any
Investment  Property  constituting  Collateral is organized under the law of, or has its chief executive office in, a jurisdiction  outside of the United States, each Grantor or Holdings,  as applicable,  shall take such  additional  actions, including causing the issuer to register the pledge on its books and records, as may  be  necessary  or  advisable  or as  may  be  reasonably  requested  by the
Administrative  Agent,  under  the  laws  of such  jurisdiction  to  insure  the validity, perfection and priority of the security interest of the Administrative
Agent.

5.3  Maintenance  of  Insurance.  (a) Such  Grantor  shall  keep  its  insurable properties  adequately  insured at all times by financially  sound and reputable insurers;  maintain such other insurance,  to such extent and against such risks
(and with such  deductibles,  retentions  and  exclusions)  as is customary with companies  in the same or similar  businesses  operating  in the same or similar locations;  provided that in any event such Grantor will maintain, to the extent obtainable on commercially reasonable terms, (i) property and casualty insurance on all material real and personal  property on an all risks basis (including the perils of flood and quake and loss by fire,  explosion and theft),  covering the repair or replacement cost or cash value of all such property and  consequential loss coverage for business  interruption  and extra expense (which shall include construction  expenses  and such other  business  interruption  expenses  as are otherwise generally available to similar businesses),  and (ii) public liability insurance.  All such insurance with respect to such Grantor shall be provided by insurers  or  reinsurers  which (x) in the case of United  States  insurers  and reinsurers,  have an A.M.  Best  policyholders  rating  of not less than A- with respect to primary  insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers or reinsurers,  the providers of at least
80% of such insurance have either an ISI  policyholders  rating of not less than
A, an A.M.  Best  policyholders  rating of not less than A- or a surplus  of not
less  than  $500,000,000  with  respect  to  primary   insurance,   and  an  ISI
policyholders rating of not less than BBB with respect to excess insurance,  or, if the  relevant  insurance  is not  available  from such  insurers,  such other insurers as the Administrative Agent may approve in writing. All insurance shall
(i)  provide  that no  cancellation,  material  reduction  in amount or material change in coverage  thereof  other than for losses  claimed  shall be  effective until at least 30 days  after  receipt  by the  Administrative  Agent of written notice  thereof,  (ii) if  reasonably  requested  by the  Administrative  Agent, include a breach of warranty clause and (iii) be reasonably  satisfactory in all other respects to the Administrative Agent.

(b) Such  Grantor  will  deliver  to the  Administrative  Agent on behalf of the
Secured Parties,  (i) on the Closing Date, a certificate dated such date showing the amount  and types of  insurance  coverage  as of such  date,  (ii)  promptly following the request of the Administrative Agent from time to time (but no more than two times  each  year,  unless an Event of  Default  is  continuing),  full information as to the insurance  carried,  (iii) promptly  following  receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date and (iv) promptly  after such information  is  available to such  Grantor,  full  information  as to any claim submitted to the insurer for an amount in excess of $150,000 with respect to any property and casualty insurance policy maintained by such Grantor.  Each Secured
Party  shall be named as  additional  insured  on all such  liability  insurance policies  of such  Grantor and the  Administrative  Agent shall be named as loss payee on all property and casualty insurance policies of such Grantor.

(c) Upon the request of the Administrative Agent (but no more than one time each year, unless an Event of Default is continuing), the each of the Borrowers shall deliver  to the  Secured  Parties  a  report  of a  reputable  insurance  broker summarizing such Borrower's insurance coverage with respect to such insurance.

5.4 [Intentionally Omitted].

5.5 Maintenance of Perfected Security Interest; Further Documentation.
(a) Such Grantor shall maintain each of the security  interests  created by this
Agreement  and Holdings  shall  maintain  the security  interests in the Pledged
Stock of Palco  as a  perfected  security  interest  (other  than in the case of
Deposit  Accounts or motor vehicles)  having at least the priority  described in
Section  4.3 and shall  defend  such  security  interest  against the claims and demands of all persons whomsoever, subject to the provisions of Section 8.15.

(b) Such  Grantor and  Holdings,  as  applicable,  shall  furnish to the Secured
Parties from time to time (but no more than one time each year,  unless an Event of Default is  continuing)  statements  and schedules  further  identifying  and describing the  Collateral and such other reports in connection  with the assets and  property  of such  Grantor  or  Holdings  as the  Administrative  Agent may
reasonably request, all in reasonable detail. In addition,  (i) no later than 45 days  following  the end of each fiscal  quarter of each  Grantor or Holdings or
(ii) at any time  and from  time to time at the  request  of the  Administrative
Agent upon the occurrence and during the continuance of an Event of Default, the
Grantors and Holdings, as applicable,  shall furnish to the Administrative Agent such  supplements to the schedules hereof (other than Schedule 4.11, which shall be furnished promptly following any change in the information contained therein)
as are necessary to  accurately  reflect at such time the  information  required thereby.

(c) At any  time  and  from  time to  time,  upon  the  written  request  of the
Administrative  Agent,  and at the sole expense of such Grantor or Holdings,  as applicable, such Grantor or Holdings shall promptly and duly authorize,  execute and deliver, and have recorded,  such further instruments and documents and take such further actions as the Administrative  Agent may reasonably request for the purpose of obtaining or preserving  the full  benefits of this  Agreement and of the rights and powers herein  granted,  including the filing of any financing or continuation  statements  under the Uniform  Commercial  Code (or other  similar laws) in effect in any  jurisdiction  with  respect  to the  security  interests created hereby.

5.6 Changes in Locations, Name, Jurisdiction of Incorporation, etc. Such Grantor
or Holdings  shall furnish to each of the  Administrative  Agent prompt  written notice of any change (i) in such Grantor's  corporate name, (ii) in the location of such Grantor's or Holdings' (as  applicable)  chief  executive  office or, if different,  its  principal  place of business,  any office in which it maintains books or records  relating to material  Collateral  owned by it or any office or facility at which  material  Collateral  owned by it is located  (including  the establishment  of any such new  office  or  facility),  (iii) in such  Grantor's corporate  structure,  (iv) in such Grantor's  Federal  Taxpayer  Identification
Number or (v) in the  location of any  Inventory  or  Equipment  of such Grantor
(other than mobile goods) with a value in excess of $10,000 to a location  other than those  listed on  Schedule  4.5(a).  Such  Grantor  agrees not to effect or permit any change referred to in the preceding  sentence unless all filings have been made (or will have been made within 30 days of such  change)  under the New
York UCC or otherwise  and all other  actions have been taken (or will have been taken  within  30 days of such  change)  that  are  required  in  order  for the
Administrative  Agent to continue at all times  following  such change to have a valid, legal and, other than in the case of Deposit Accounts and motor vehicles, perfected security interest in all the Collateral.

5.7 Notices.  Such Grantor and Holdings  shall advise the  Administrative  Agent promptly following its knowledge thereof, in reasonable detail, of:

(a) any Lien (other than any Lien  expressly  permitted  by Section  6.02 of the
Credit  Agreement) on any of the  Collateral  which would  materially  adversely affect the ability of the  Administrative  Agent to exercise any of its remedies hereunder; and

(b) of the  occurrence of any other event which could  reasonably be expected to have a material  adverse effect on the aggregate  value of the Collateral of all
Grantors and Holdings,  taken as a whole, or on the security  interests  created hereby, except for Dispositions expressly permitted by the Credit Agreement.

5.8 Investment Property.
(a) If any Grantor or Holdings shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock  dividend or a  distribution  in connection  with any  reclassification, increase or reduction of capital or any  certificate  issued in connection  with any reorganization),  option or rights in respect of the equity interests in any
Issuer,  whether in addition to, in  substitution  of, as a conversion of, or in exchange  for,  any  shares  of or  other  ownership  interests  in the  Pledged
Securities,  or otherwise  in respect  thereof,  such  Grantor or  Holdings,  as applicable,  shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and promptly  thereafter  deliver the same to the  Administrative  Agent in the exact form received,  duly endorsed by such
Grantor or Holdings,  as applicable,  to the Administrative  Agent, if required, together with an undated stock power or similar  instrument of transfer covering such  certificate  duly  executed  in  blank by such  Grantor  or  Holdings,  as applicable,  and  with,  if the  Administrative  Agent so  reasonably  requests, signature  guaranteed,  to be held by the Administrative  Agent,  subject to the terms hereof, as additional  collateral  security for the Obligations.  Upon the occurrence and during the continuance of an Event of Default,  following  notice by the Administrative  Agent to the Borrowers,  any sums paid upon or in respect of the Pledged  Securities  upon the  liquidation  or  dissolution of any Issuer shall be paid over to the  Administrative  Agent to be held by it  hereunder  as additional collateral security for the Obligations, and in case any distribution of  capital  shall be made on or in  respect of the  Pledged  Securities  or any property  shall be  distributed  upon or with respect to the Pledged  Securities pursuant  to the  recapitalization  or  reclassification  of the  capital of any
Issuer or pursuant to the  reorganization  thereof,  the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the
Administrative  Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or  distributed  in respect of the Pledged  Securities shall be received by any  Grantor or  Holdings,  such  Grantor or  Holdings,  as applicable,  shall,  until such money or  property is paid or  delivered  to the
Administrative  Agent,  hold such  money or  property  in trust for the  Secured
Parties, segregated from other funds of such Grantor or Holdings, as applicable, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative  Agent, such Grantor and Holdings  shall not (i) vote to enable,  or take any other action to permit, any Issuer to issue any stock, partnership interests,  limited liability company interests  or other  equity  securities  of any  nature  or to issue  any  other securities  convertible  into or granting  the right to purchase or exchange for any stock,  partnership interests,  limited liability company interests or other equity securities of any nature of any Issuer (except, in each case, pursuant to a transaction  expressly permitted by the Credit Agreement),  (ii) sell, assign, transfer,  exchange,  or otherwise  dispose of, or grant any option with respect to, any of the Investment  Property or Proceeds  thereof or any interest therein
(except,  in each case,  pursuant to a  transaction  expressly  permitted by the
Credit Agreement), (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor,  Holdings or the Administrative Agent to sell, assign or transfer any of the  Investment  Property  constituting  Collateral or
Proceeds  thereof or any interest  therein or (iv) cause or permit any Issuer of any  Pledged  Partnership  Interests  or  Pledged  LLC  Interests  which are not securities  (for  purposes  of the New York UCC) on the date  hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged
LLC  Interests  to be treated as  securities  for  purposes of the New York UCC;
provided,  however,  notwithstanding the foregoing, if any issuer of any Pledged
Partnership  Interests  or  Pledged  LLC  Interests  takes  any such  action  in violation of the  provisions in this clause (iv),  such Grantor  shall  promptly following its knowledge  thereof notify the  Administrative  Agent in writing of any such election or action and, in such event,  shall take all steps  necessary or  reasonably  requested  to establish  the  Administrative  Agent's  "control"
thereof.

(c) In the case of each Grantor which is an Issuer,  such Issuer agrees that (i)
it shall  be  bound by the  terms  of this  Agreement  relating  to the  Pledged
Securities  issued by it and shall comply with such terms  insofar as such terms are applicable to it, (ii) it shall notify the Administrative  Agent promptly in writing of the occurrence of any of the events  described in Section 5.8(a) with respect to the Pledged  Securities  issued by it and (iii) the terms of Sections
6.3(c) and 6.7 shall apply to it, mutatis mutandis,  with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the
Pledged Securities issued by it. In addition, each Grantor and/or Holdings which is either an Issuer or an owner of any Pledged  Security  hereby consents to the grant by each other Grantor and/or Holdings of the security  interest  hereunder in favor of the Administrative Agent and to the transfer of any Pledged Security to the  Administrative  Agent or its nominee following the occurrence and during the  continuance  of an  Event  of  Default  and  to  the  substitution  of  the
Administrative  Agent or its nominee as a partner,  member or shareholder of the
Issuer of the related Pledged Security.

5.9 Receivables.
(a) Other  than in the  ordinary  course of  business  consistent  with its past practice or standard  industry  practice,  such Grantor  shall not (i) grant any extension  of the time of  payment of any  Receivable  with a value in excess of
$10,000,  (ii)  compromise  or settle any  Receivable  with a value in excess of
$10,000  for  less  than the full  amount  thereof,  (iii)  release,  wholly  or partially,  any person liable for the payment of any Receivable  with a value in excess  of  $10,000,  (iv)  allow  any  credit  or  discount  whatsoever  on any
Receivable with a value in excess of $10,000 or (v) amend,  supplement or modify any  Receivable  with a value in excess of  $10,000  in any  manner  that  could adversely affect the value thereof.

(b)  Such  Grantor  shall  deliver  to the  Administrative  Agent a copy of each material  demand,  notice or document  received by it that  questions or, in the
reasonable  judgment  of  such  Grantor,   calls  into  doubt  the  validity  or
enforceability  of more than 10% of the aggregate amount of the then outstanding
Receivables that are included in the Collateral.

5.10 Intellectual Property.
(a) Such Grantor (either itself or through  licensees) shall (i) continue to use each  Trademark  material to its business on each and every  trademark  class of goods  applicable  to its current  line as  reflected  in its current  catalogs, brochures and price lists in order to maintain such Trademark in full force free from any  claim of  abandonment  for  non-use,  except to the  extent  that such
Grantor demonstrates to the Administrative Agent's reasonable  satisfaction that the economic  benefit of not complying with this subsection  5.10(a)(i)  exceeds the economic benefit of complying with this subsection 5.10(a)(i), (ii) use such
Trademark with all notices and legends  required by applicable  Requirements  of
Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark  unless the  Administrative  Agent,  for the ratable benefit of the Secured Parties,  shall obtain a perfected  security  interest in such mark pursuant to this  Agreement  and the  Intellectual  Property  Security
Agreement,  and (iv) not  knowingly  (and not  knowingly  permit any licensee or sublicensee  thereof to) do any act or knowingly omit to do any act whereby such
Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees) shall not knowingly do any act, or knowingly  omit to do any act,  whereby any Patent owned by such Grantor material to its  business  may become  forfeited,  abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) shall not knowingly permit any licensee or  sublicensee  thereof to do any act or knowingly  omit to do any act whereby any portion of such  Copyrights  material to the Grantor's  business may become invalidated or otherwise impaired.

(d) Such Grantor (either itself or through licensees) shall not knowingly do any act that uses any Material Intellectual Property to infringe,  misappropriate or violate the Intellectual Property rights of any other person.

(e) Such Grantor  (either itself or through  licensees)  shall use  commercially reasonable  efforts to provide proper statutory notice  consistent with industry standards in connection with the use of the Material Intellectual Property.

(f) Such Grantor shall promptly notify the Administrative  Agent if it knows, or has  reason  to know,  that any  application  or  registration  relating  to any
Registered  Intellectual  Property material to the Grantor's business may become forfeited,  abandoned or dedicated to the public,  or of any materially  adverse determination  or  development  (including  the  institution  of,  or  any  such determination  or development in, any proceeding in the United States Patent and
Trademark Office, the United States Copyright Office or any court or tribunal in any country)  regarding  such  Grantor's  ownership  of, or the validity of, any
Registered Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

(g)  Whenever  such  Grantor,  either by itself or through any agent,  employee, licensee or designee,  shall file an  application  for the  registration  of any
Intellectual  Property that is material to the business of such Grantor with the
United States Patent and Trademark Office, the United States Copyright Office or
any similar  office or agency in any other country or any political  subdivision thereof,  such  Grantor  shall  report such filing to the  Administrative  Agent within five Business Days after the last day of the fiscal quarter in which such filing  occurs.  Upon request of the  Administrative  Agent,  such Grantor shall execute and deliver,  and have recorded,  any and all  agreements,  instruments, documents,  and papers as the  Administrative  Agent may  reasonably  request to evidence  the  Secured  Parties'  security  interest in any  Copyright,  Patent,
Trademark  or other  Intellectual  Property of such Grantor and the goodwill and general intangibles of such Grantor relating thereto or represented thereby with the United  States  Patent and Trademark  Office,  the United  States  Copyright
Office  or any  similar  office or agency  in any  other  country  or  political subdivision thereof.

(h) Such Grantor shall take all reasonable and necessary steps, including in any proceeding  before the United  States Patent and  Trademark  Office,  the United
States  Copyright Office or any similar office or agency in any other country or any political  subdivision thereof, to maintain and pursue each application (and to obtain the  relevant  registration)  and to  maintain  each  registration  of
Registered Intellectual Property material to its business, including the payment of required fees and taxes,  the filing of responses to office actions issued by the United States Patent and  Trademark  Office and the United States  Copyright
Office,  the filing of  applications  for  renewal or  extension,  the filing of affidavits of use and affidavits of incontestability,  the filing of divisional,
continuation,   continuation-in-part,   reissue,  and  renewal  applications  or
extensions,   the  payment  of  maintenance   fees,  and  the  participation  in
interference,   reexamination,   opposition,   cancellation,   infringement  and
misappropriation proceedings.

(i) Such Grantor (either itself or through  licensees) shall not discontinue use of or otherwise abandon any of its Registered  Intellectual Property material to its business, or abandon any application or any right to file an application for letters  patent,  trademark,  or  copyright,  unless  such  Grantor  shall  have previously  determined  that  such use or the  pursuit  or  maintenance  of such
Intellectual  Property is no longer  desirable in the conduct of such  Grantor's business and that the loss thereof  could not  reasonably  be expected to have a
Material  Adverse  Effect  and, in which case,  such  Grantor  shall give prompt notice  of any  such  abandonment  to the  Administrative  Agent  in  accordance herewith.

(j) In the event that any  Intellectual  Property  material  to its  business is infringed,  misappropriated  or diluted by a third party, such Grantor shall (i)
take such actions as such Grantor shall  reasonably deem  appropriate  under the
circumstances   to  protect  such   Intellectual   Property  and  (ii)  if  such
Intellectual  Property  is of  material  economic  value,  promptly  notify  the
Administrative   Agent  after  it  learns  thereof  and  sue  for  infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, except  to the  extent  that such  Grantor  demonstrates  to the  Administrative
Agent's  reasonable  satisfaction  that the  economic  benefit  of not suing for infringement,  misappropriation  or  dilution  exceeds the  economic  benefit of taking any such action.

(k) Such Grantor agrees that, should it obtain an ownership interest in any item of  Intellectual  Property  which is not, as of the Closing  Date, a part of the
Intellectual Property Collateral (the "After-Acquired  Intellectual  Property"),
(i) the provisions of Section 3 shall automatically apply thereto, (ii) any such
After-Acquired  Intellectual  Property,  and  in the  case  of  trademarks,  the goodwill of the  business  connected  therewith  or  symbolized  thereby,  shall automatically  become part of the  Intellectual  Property  Collateral,  (iii) it shall give prompt (and,  in any event within five  Business  Days after the last day of the  fiscal  quarter  in  which  such  Grantor  acquires  such  ownership interest)  written  notice  thereof to the  Administrative  Agent in  accordance herewith,  and (iv) it shall provide the Administrative  Agent promptly (and, in any event within five Business Days after the last day of the fiscal  quarter in which such Grantor  acquires such ownership  interest) with an amended  Schedule
4.9 and take the actions specified in 5.9(m).

(l) Such Grantor agrees to execute an Intellectual  Property Security  Agreement with respect to its  Intellectual  Property in form and substance  acceptable to the Administrative Agent in order to record the security interest granted herein to the Administrative  Agent for the ratable benefit of the Secured Parties with the United  States  Patent and Trademark  Office,  the United  States  Copyright
Office, and any other applicable Governmental Authority.

(m) Such Grantor agrees to execute an Intellectual  Property Security  Agreement with respect to its  Intellectual  Property in form and substance  acceptable to the Administrative Agent order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the
United States Patent and Trademark  Office,  the United States  Copyright Office
and any other applicable Governmental Authority. (n) Such Grantor shall take all steps reasonably  necessary to protect the secrecy of all Trade Secrets material to  its  business,  including  entering  into  confidentiality  agreements  with employees and restricting access to secret information and documents.

5.11 Contracts.
(a) Such Grantor  shall  enforce its rights in all material  respects  under the
Material Contracts.

(b) Such Grantor shall not amend,  modify,  terminate,  waive or fail to enforce any  provision of any Contract in any manner which could  reasonably be expected to have a Material Adverse Effect.

(c) Such Grantor shall  exercise  promptly and  diligently  each material  right which it may  have  under  each  Material  Contract  (other  than  any  right of termination).

(d)  Such  Grantor  shall  deliver  to the  Administrative  Agent a copy of each material (i) demand,  (ii) notice or (iii)  document  received by it relating in any way to any Material  Contract  and shall also deliver to the  Administrative
Agent a copy of all new Material  Contracts  entered into after the date hereof, in each  case,  promptly  (and in any event  within 45 days of such  receipt  or execution, as applicable).

(e) With respect to any  Non-Assignable  Contract that is a Material Contract as of the date  hereof,  each  Grantor  shall,  within ten days of the date hereof, request in writing the consent of the  counterparty  or  counterparties  to such
Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the collateral  assignment or granting of a security  interest in such  Non-Assignable  Contract  to the  Administrative  Agent for the ratable benefit of the Secured Parties and use its  commercially  reasonable  efforts to obtain such consent as soon as practicable  thereafter.  Unless otherwise agreed by the Administrative  Agent, no Grantor shall after the Closing Date enter into any Non-Assignable  Contract that is a Material Contract unless,  within 30 days following its execution,  counterparties to such Non-Assignable Contract consent in  writing  pursuant  to the  terms  of  such  Non-Assignable  Contract  to the collateral assignment and granting of a security interest in such Non-Assignable
Contract  to the  Administrative  Agent for the  ratable  benefit of the Secured
Parties.

(f) Such Grantor shall not permit to become  effective in any document  creating any  Material  Contract,  a  provision  that  would  prohibit  the  creation  or perfection  of, or  exercise  of remedies  in  connection  with,  a Lien on such
Material  Contract in favor of the of the  Administrative  Agent for the ratable benefit of the Secured Parties unless such Grantor  believes,  in its reasonable judgment,  that such  prohibition is usual and customary in transactions of such type.

5.12 Commercial Tort Claims. Such Grantor shall advise the Administrative  Agent promptly of any Commercial  Tort Claim held by such Grantor  individually  or in the aggregate in excess of $100,000 and shall  promptly  execute a supplement to
this   Agreement  in  form  and  substance   reasonably   satisfactory   to  the
Administrative  Agent to grant a security interest in such Commercial Tort Claim to the Administrative Agent for the ratable benefit of the Secured Parties.

SECTION 6 REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables.
(a) The  Administrative  Agent  hereby  authorizes  each Grantor to collect such
Grantor's  Receivables,   subject,  following  the  occurrence  and  during  the
continuance of an Event of Default, to the Administrative  Agent's direction and control,  and each Grantor  hereby agrees to continue to collect all amounts due or to become  due to such  Grantor  under  the  Receivables  and any  Supporting
Obligation in the ordinary  course of business  consistent  with past  practice;
provided,  however,  that the Administrative Agent may curtail or terminate said authority  at any time after the  occurrence  and during the  continuance  of an
Event of Default. If required by the Administrative  Agent at any time after the occurrence and during the  continuance  of an Event of Default,  any payments of
Receivables,  when collected by any Grantor, (i) shall be forthwith (and, in any event,  within two  Business  Days)  deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Collateral  Account  maintained  under the sole dominion and control of the
Administrative  Agent, subject to withdrawal by the Administrative Agent for the account of the Secured  Parties  only as provided in Section 6.5, and (ii) until so turned over,  shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor.

(b) Following the occurrence and during the  continuance of an Event of Default, at the  Administrative  Agent's  request,  each  Grantor  shall  deliver  to the
Administrative Agent all original and other documents  evidencing,  and relating to, the agreements and transactions  which gave rise to the Receivables that are included in the Collateral, including all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable.
(a) The Administrative Agent in its own name or in the name of others may at any time after the  occurrence  and during  the  continuance  of an Event of Default communicate  with obligors under the Receivables and parties to the Contracts to verify  with them to the  Administrative  Agent's  satisfaction  the  existence, amount and terms of any Receivables or Contracts.

(b) The Administrative Agent may at any time after the occurrence and during the continuance  of an Event of Default or at any other time with the consent of the
Borrowers (such consent not to be unreasonably  withheld or delayed) notify,  or require any  Grantor to so notify,  the Account  Debtor or  counterparty  on any
Receivable  or Contract of the  security  interest of the  Administrative  Agent therein.  In addition,  after the  occurrence  and during the  continuance of an
Event of  Default,  the  Administrative  Agent  may upon  written  notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or  counterparty  to make all payments under the  Receivables  and/or  Contracts directly to the Administrative Agent.

(c) Anything herein to the contrary  notwithstanding,  each Grantor shall remain liable under each of the  Receivables  and  Contracts to observe and perform all the  conditions  and  obligations to be observed and performed by it thereunder, all in  accordance  with the terms of any  agreement  giving  rise  thereto.  No
Secured Party shall have any  obligation or liability  under any  Receivable (or any  agreement  giving rise  thereto) or Contract by reason of or arising out of this  Agreement  or the  receipt by any Secured  Party of any  payment  relating thereto,  nor shall any Secured  Party be obligated in any manner to perform any of the  obligations  of any Grantor under or pursuant to any  Receivable (or any agreement  giving rise  thereto) or Contract,  to make any payment,  to make any inquiry as to the nature or the sufficiency of any payment  received by it or as to the  sufficiency of any  performance by any party  thereunder,  to present or file any claim,  to take any action to enforce any performance or to collect the payment of any amounts  which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Securities.
(a) Unless an Event of Default  shall have  occurred and be  continuing  and the
Administrative Agent shall have given notice to the relevant Grantor or Holdings of the  Administrative  Agent's  intent to  exercise  its  corresponding  rights pursuant to Section  6.3(b),  each  Grantor and  Holdings  shall be permitted to receive all dividends or distributions (except for dividends or distributions of additional equity interests) paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged  Notes,  to the extent  permitted in the Credit Agreement,  and to exercise all voting and rights with respect to the
Pledged Securities;  provided,  however, that no vote shall be cast or corporate or  other  ownership  right  exercised  or other  action  taken  which  would be materially  inconsistent with or result in any violation of any provision of the
Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing: (i) all rights of each
Grantor and Holdings, as applicable,  to exercise or refrain from exercising the voting and other  consensual  rights  which they would  otherwise be entitled to exercise  pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative  Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other  consensual  rights and (ii) the  Administrative  Agent shall have the right, without notice to any Grantor or Holdings, to transfer all or any portion of the Investment  Property to its name or the name of its nominee or agent.  In order to permit  the  Administrative  Agent to  exercise  the  voting  and other consensual  rights which it may be entitled to exercise  pursuant  hereto and to receive  all  dividends  and other  distributions  which it may be  entitled  to receive  hereunder  each Grantor and Holdings,  as  applicable,  shall  promptly
execute  and  deliver  (or  cause  to  be  executed   and   delivered)   to  the
Administrative Agent all proxies,  dividend payment orders and other instruments as the  Administrative  Agent may from time to time reasonably  request and each
Grantor and Holdings  acknowledge that the Administrative  Agent may utilize the power of attorney set forth herein.

(c) Each Grantor and Holdings  hereby  authorize and instruct each Issuer of any
Pledged  Securities  pledged by such Grantor or Holdings hereunder to (i) comply with any  instruction  received by it from the  Administrative  Agent in writing that (x) states that an Event of Default has occurred and is continuing  and (y)
is otherwise in accordance with the terms of this  Agreement,  without any other or further  instructions  from such  Grantor or  Holdings,  and each Grantor and
Holdings  agree that each Issuer shall be fully  protected in so complying,  and
(ii)  upon  any  such  instruction  following  the  occurrence  and  during  the continuance  of an Event of Default,  pay any  dividends or other  payments with respect to the Investment  Property,  including Pledged Securities,  directly to the Administrative Agent.

6.4  Proceeds  to be Turned  Over To  Administrative  Agent.  In addition to the rights of the Secured Parties  specified in Section 6.1 with respect to payments of  Receivables,  if an Event of  Default  shall  occur and be  continuing,  all
Proceeds  received  by any Grantor or Holdings  (solely in  connection  with the
Pledged Shares held by Holdings in Palco)  consisting of cash, Cash Equivalents, checks and other near-cash  items shall be held by such Grantor or Holdings,  as applicable,  in trust for the Secured  Parties,  segregated  from other funds of
such  Grantor  and  shall,   following   notice  to  the   Borrowers   from  the
Administrative  Agent,  forthwith  upon receipt by such Grantor or Holdings,  as applicable,  be  turned  over to the  Administrative  Agent  in the  exact  form received by such Grantor or Holdings (duly endorsed by such Grantor or Holdings, as applicable,  to the Administrative Agent, if required). All Proceeds received by the Administrative  Agent hereunder shall be held by the Administrative Agent in a Collateral  Account  maintained  under its sole  dominion and control.  All
Proceeds while held by the  Administrative  Agent in a Collateral Account (or by
such Grantor or Holdings in trust for the Secured  Parties) shall continue to be held as collateral  security for all the  Obligations  and shall not  constitute payment thereof until applied as provided in Section 6.5.

6.5  Application of Proceeds.  If an Event of Default shall have occurred and be
continuing,   at  any  time  at  the   Administrative   Agent's  election,   the
Administrative  Agent  may  apply  all or any  part of the net  Proceeds  (after deducting fees and expenses as provided in Section 6.6) constituting  Collateral realized  through  the  exercise  by the  Administrative  Agent of its  remedies hereunder,  whether or not held in any Collateral  Account,  and any proceeds of the  guarantee  set forth in Section 2, in  payment  of the  Obligations  in the following order:

     First,  to the  Administrative  Agent,  to pay incurred and unpaid fees and expenses of the Secured Parties under the Loan Documents;

     Second, to the Administrative  Agent, for application by it towards payment of  amounts  then  due  and  owing  and  remaining  unpaid  in  respect  of  the
Obligations,  pro rata among the Secured Parties according to the amounts of the
Obligations then due and owing and remaining unpaid to the Secured Parties;

     Third,  any  balance  of such  Proceeds  and  proceeds  from the  guarantee remaining after the Obligations  shall have been paid in full shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

6.6 Code and Other Remedies.
(a) If an Event of Default  shall occur and be  continuing,  the  Administrative
Agent, on behalf of the Secured Parties, may exercise,  in addition to all other rights  and  remedies  granted  to  them  in  this  Agreement  and in any  other instrument or agreement securing, evidencing or relating to the Obligations, all rights and  remedies of a secured  party under the New York UCC  (whether or not the New York UCC applies to the  affected  Collateral)  or its rights  under any other  applicable  law or in equity.  Without  limiting  the  generality  of the foregoing,  if an Event of Default  shall have occurred and be  continuing,  the
Administrative   Agent,   without   demand  of   performance  or  other  demand,
presentment,  protest,  advertisement  or notice of any kind  (except any notice required by law referred to below) to or upon any Grantor, Holdings or any other person (all and each of which demands, defenses,  advertisements and notices are hereby  waived  to  the  extent  permitted  by  applicable  law),  may  in  such circumstances  forthwith  collect,  receive,  appropriate  and realize  upon the
Collateral,  or any part thereof,  and/or may forthwith  sell,  lease,  license, assign, give option or options to purchase,  or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing),  in one or more  parcels  at  public or  private  sale or  sales,  at any  exchange, broker's  board or office of any Secured Party or elsewhere  upon such terms and conditions as it may deem  advisable and at such prices as it may deem best, for cash or on credit or for future delivery without  assumption of any credit risk.
Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold,  free of any right or equity of redemption in any Grantor or Holdings,  as applicable,  which right or equity is hereby  waived and released to the extent  permitted  by  applicable  law.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any  Grantor  or  Holdings  and each  Grantor  and
Holdings hereby waive (to the extent  permitted by applicable law) all rights of redemption,  stay and/or appraisal which they now have or may at any time in the future have under any rule of law or statute now existing or hereafter  enacted.
Each  Grantor and  Holdings  agree that,  to the extent  notice of sale shall be required  by law,  at least ten days  notice to such  Grantor  or  Holdings,  as applicable, of the time and place of any public sale or the time after which any private  sale  is to be  made  shall  constitute  reasonable  notification.  The
Administrative  Agent  shall  not be  obligated  to make any sale of  Collateral regardless  of notice of sale having been given.  The  Administrative  Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor,  and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The  Administrative  Agent may sell the  Collateral  without giving any  warranties as to the  Collateral.  The
Administrative Agent may specifically disclaim or modify any warranties of title or the like.  This  procedure  will not be  considered  to adversely  effect the commercial  reasonableness  of any  sale of the  Collateral.  Each  Grantor  and
Holdings  agree  that  it  would  not  be  commercially   unreasonable  for  the
Administrative  Agent to dispose of the  Collateral  or any  portion  thereof by using  Internet  sites  that  provide  for the  auction  of  assets of the types included in the Collateral or that have the  reasonable  capability of doing so, or that match buyers and sellers of assets.  Each  Grantor and  Holdings  hereby waive any claims against the Administrative  Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the  Administrative  Agent  accepts the first offer  received and does not offer such  Collateral  to more than one offeree.  Each  Grantor and Holdings  further agree, at the  Administrative  Agent's  request,  to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative
Agent shall reasonably select,  whether at such Grantor's or Holdings' premises, as applicable,  or elsewhere.  The Administrative  Agent shall have the right to the extent  permitted by  applicable  law to enter onto the  property  where any
Collateral  is located  and take  possession  thereof  with or without  judicial process.

(b) The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this  Section  6.6,  after  deducting  all  reasonable  costs and expenses of every kind  incurred in  connection  therewith or  incidental to the care or  safekeeping  of any of the  Collateral  or in any way  relating  to the
Collateral or the rights of the Secured Parties hereunder,  including reasonable attorneys'  fees and  disbursements  in accordance  with the terms of the Credit
Agreement,  to the payment in whole or in part of the Obligations and only after such application and after the payment by the Administrative  Agent of any other amount required by any provision of law,  including  Section 9-615(a) of the New
York UCC, need the Administrative  Agent account for the surplus, if any, to any
Grantor or Holdings.  If the  Administrative  Agent sells any of the  Collateral upon credit, the Grantor or Holdings, as applicable,  will be credited only with payments actually made by the purchaser and received by the Administrative Agent and applied to Indebtedness  of the purchaser.  In the event the purchaser fails to pay for the Collateral,  the  Administrative  Agent may resell the Collateral and the Grantor or Holdings,  as applicable,  shall be credited with Proceeds of the sale. To the extent  permitted by applicable  law, each Grantor and Holdings waive all claims, damages and demands they may acquire against any Secured Party arising  out of the  exercise  by them of any  rights  hereunder,  except to the extent  that such  claims,  damages and  demands  are  determined  by a court of competent jurisdiction by final and nonappealable judgment to have resulted from primarily the gross negligence,  willful misconduct or bad faith of such Secured
Party.

(c) In the event of any  disposition of any of the  Intellectual  Property,  the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included,  and the applicable  Grantor shall supply the  Administrative  Agent or its  designee  with such  Grantor's  know-how  and expertise,  and with  documents and things  embodying the same,  relating to the manufacture,  distribution, advertising and sale of products or the provision of services relating to any Intellectual Property subject to such disposition,  and such Grantor's  customer lists and other records and documents  relating to such
Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

6.7 Registration Rights.
(a) Each Grantor and Holdings  recognize  that the  Administrative  Agent may be unable to effect a public sale of any or all the Pledged Equity Interests or the
Pledged  Debt  Securities,  by reason of certain  prohibitions  contained in the
Securities Act and applicable  state  securities  laws or otherwise,  and may be compelled to resort to one or more private sales  thereof to a restricted  group of purchasers  which will be obliged to agree,  among other  things,  to acquire such  securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor and Holdings acknowledge and agree that any such private  sale may result in prices and other terms less  favorable than if such sale were a public sale and,  notwithstanding  such  circumstances, agree  that  any such  private  sale  shall be  deemed  to have  been  made in a commercially  reasonable  manner.  The  Administrative  Agent  shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged
Debt Securities for the period of time necessary to permit the Issuer thereof to register  such  securities  for public sale under the  Securities  Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b) Each Grantor and Holdings  agree to use their best efforts to do or cause to be done all such  other acts as may be  necessary  to make such sale or sales of all  or any  portion  of the  Pledged  Equity  Interests  or  the  Pledged  Debt
Securities  pursuant to this Section 6.7 are valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor and Holdings further  agree that a breach of any of the  covenants  contained in this Section
6.7 will cause  irreparable  injury to the  Secured  Parties,  that the  Secured
Parties  have no  adequate  remedy at law in respect of such  breach  and,  as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically  enforceable against such Grantor or Holdings,  as applicable,  and such  Grantor  and/or  Holdings,  as  applicable,  hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense  that no Event of Default has  occurred  and is  continuing under the Credit Agreement or a defense of payment.

6.8 Deficiency. Each Grantor or Holdings, as applicable, shall remain liable for any  deficiency  if the  Proceeds  of  any  sale  or  other  disposition  of the
Collateral are  insufficient  to pay its Obligations and the reasonable fees and disbursements  of any  attorneys  employed by any Secured  Party to collect such deficiency in accordance with the terms of the Credit Agreement.

SECTION 7 THE ADMINISTRATIVE AGENT

7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc.
(a) Each Grantor and Holdings hereby irrevocably  constitute and appoint each of
Administrative  Agent and any  officer  or agent  thereof,  with  full  power of substitution,  as their true and lawful  attorney-in-fact  with full irrevocable power and  authority  in the place and stead of such  Grantor  or  Holdings,  as applicable,  and in the name of such Grantor or Holdings,  as applicable,  or in its own name, for the purpose of carrying out the terms of this Agreement,  upon the  occurrence and during the  continuance of an Event of Default,  to take any and all appropriate  action and to execute any and all documents and instruments which  may be  necessary  or  desirable  to  accomplish  the  purposes  of  this
Agreement,  and, without limiting the generality of the foregoing,  each Grantor and Holdings  hereby give the  Administrative  Agent,  upon the  occurrence  and during the continuance of an Event of Default, the power and right, on behalf of such Grantor and Holdings,  without  notice to or assent by such Grantor,  to do any or all of the following:

(i)  in the name of such Grantor or its own name, or otherwise,  take possession of and endorse and collect any checks, drafts, notes,  acceptances or other instruments  for the payment of moneys due under any Receivable or Contract or with  respect  to any  other  Collateral  and file any claim or take any other  action or  proceeding  in any  court of law or  equity or  otherwise
     deemed  appropriate  by  the  Administrative   Agent  for  the  purpose  of
     collecting  any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any  Intellectual  Property,  execute and deliver,  and have recorded, any and all agreements,  instruments, documents and papers as the
     Administrative  Agent may request to evidence the Secured Parties' security interest  in such  Intellectual  Property  and  the  goodwill  and  general intangibles of such Grantor relating thereto or represented thereby;

(iii)pay or discharge taxes and Liens levied or placed on or threatened  against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums  therefor and the costs thereof;

(iv) execute,  in  connection  with any sale provided for in Section 6.7 or 6.8, any  endorsements,  assignments  or  other  instruments  of  conveyance  or transfer with respect to the Collateral; and

(v)  (1) direct any party liable for any payment under any of the  Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative  Agent or as the  Administrative  Agent shall direct;
     (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys,  claims and other  amounts due or to become due at any time in respect of or arising  out of any  Collateral;  (3) sign and endorse any invoices,  freight or express bills, bills of lading,  storage or warehouse receipts, drafts against debtors, assignments,  verifications,  notices and other documents in connection with any of the Collateral;  (4) commence and prosecute  any  suits,  actions or  proceedings  at law or in equity in any court of competent  jurisdiction  to collect the  Collateral or any portion thereof and to enforce any other  right in respect of any  Collateral;  (5)
     defend any suit,  action or  proceeding  brought  against  such  Grantor or
     Holdings with respect to any Collateral;  (6) settle,  compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the  Administrative  Agent may deem  appropriate;
     (7) assign any Copyright,  Patent or Trademark  (along with the goodwill of the business to which any such  Copyright,  Patent or Trademark  pertains), throughout  the world for such term or terms,  on such  conditions,  and in such  manner,  as the  Administrative  Agent  shall in its sole  discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise  deal with any of the  Collateral as fully and completely  as though  the  Administrative  Agent were the  absolute  owner thereof for all purposes,  and do, at the Administrative Agent's option and such Grantor's or Holdings'  expense,  as applicable,  at any time, or from time to time,  all acts and things  which the  Administrative  Agent  deems necessary  to protect,  preserve  or realize  upon the  Collateral  and the
     Secured  Parties'  security  interests  therein and to effect the intent of this  Agreement,  all as fully and  effectively as such Grantor or Holdings might do.

Anything in this Agreement to the contrary  notwithstanding,  the Administrative
Agent agrees that,  except as provided in Section  7.1(b),  it will not exercise any rights  under the power of  attorney  provided  for in this  Section  7.1(a)
unless an Event of Default shall have occurred and be continuing.

(b) If any  Grantor or  Holdings  fail to  perform  or comply  with any of their agreements  contained  herein,  the  Administrative  Agent,  at its option,  but without any  obligation  so to do, may  perform or comply,  or  otherwise  cause performance or compliance,  with such agreement;  provided, however, that unless an Event of Default has  occurred and is  continuing  or time is of the essence, the  Administrative  Agent shall not exercise  this power  without  first making demand on the Grantor or Holdings,  as  applicable,  and the Grantor or Holdings failing to promptly comply therewith.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1,  together with interest thereon at a rate per  annum  equal to the rate per  annum at which  interest  would  then be payable  on ABR Loans  under the Credit  Agreement,  plus 2.00% from the date of payment to the date reimbursed by the relevant Grantor or Holdings, and shall be payable by such Grantor or Holdings on demand.

(d) Each  Grantor  and  Holdings  hereby  ratify all that said  attorneys  shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies  contained  in this  Agreement  are coupled  with an  interest  and are irrevocable  until this  Agreement  is  terminated  and the  security  interests created hereby are released.

7.2 Duty of  Administrative  Agent.  The  Administrative  Agent's sole duty with respect to the custody,  safekeeping and physical preservation of the Collateral in its possession,  under Section 9-207 of the New York UCC or otherwise,  shall be to deal with it in the same  manner as the  Administrative  Agent  deals with similar property for its own account.  Neither the Administrative  Agent nor any other Secured Party nor any of their respective officers,  directors,  partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable  for  failure to  demand,  collect  or  realize  upon any of the
Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor, Holdings or any other  person or to take any other action  whatsoever  with regard to the
Collateral  or any part  thereof.  The powers  conferred on the Secured  Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall  not  impose  any duty upon any  Secured  Party to  exercise  any such powers.  The Secured  Parties  shall be  accountable  only for amounts that they actually  receive as a result of the exercise of such  powers,  and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other  advisors,  attorneys-in-fact  or affiliates  shall be  responsible to any
Grantor for any act or failure to act  hereunder,  except to the extent that any such act or failure to act is found by a final and  nonappealable  decision of a court of competent  jurisdiction to have resulted primarily from their own gross negligence, willful misconduct or bad faith.

7.3 Execution of Financing  Statements.  Each Grantor acknowledges that pursuant to  Section  9-509(b)  of the New York UCC and any other  applicable  law,  each
Grantor  authorizes  the  Administrative  Agent to file or record  financing  or continuation  statements,  and amendments thereto, and other filing or recording documents or instruments  with respect to the Collateral,  without the signature of such Grantor, in such form and in such offices as the Administrative Agent of the Credit Agreement  reasonably  determines  appropriate to perfect or maintain the perfection of the security interests of the Administrative  Agent under this
Agreement.  Each Grantor agrees that such financing  statements may describe the collateral in the same manner as described in the Security  Documents or as "all assets" or "all personal  property,"  whether now owned or hereafter existing or acquired or such other  description  as the  Administrative  Agent of the Credit
Agreement,  in its sole  judgment,  determines  is  necessary or  advisable.  If permitted  by  applicable  law, a  photographic  or other  reproduction  of this
Agreement  shall be  sufficient  as a  financing  statement  or other  filing or recording  document or  instrument  for filing or recording in any  jurisdiction where so permitted.

7.4 Authority of  Administrative  Agent.  Each Grantor and Holdings  acknowledge that the rights  and  responsibilities  of the  Administrative  Agent  under the
Credit Agreement and the Administrative  Agent under this Agreement with respect to any action taken by the Administrative  Agent or the exercise or non-exercise by the  Administrative  Agent under the Credit Agreement or under this Agreement of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement  shall,  as between the
Administrative  Agent and the other Secured  Parties,  be governed by the Credit
Agreement and by such other  agreements  with respect  thereto as may exist from time to time among  them,  but,  as  between  the  Administrative  Agent and the
Grantors  and/or  Holdings,  the  Administrative  Agent  shall  be  conclusively presumed  to be  acting  as agent for the  Secured  Parties  with full and valid authority so to act or refrain from acting,  and no Grantor or Holdings shall be under any  obligation,  or  entitlement,  to make any  inquiry  respecting  such authority.

7.5 Appointment of  Co-Administrative  Agents. At any time or from time to time, in order to comply with any  Requirement  of Law, the  Administrative  Agent may
appoint  another bank or trust company or one of more other  persons,  either to act as co-agent or agents on behalf of the Secured  Parties  with such power and authority  as may be necessary  for the  effectual  operation of the  provisions hereof and which may be specified in the instrument of  appointment  (which may,
in  the  discretion  of  the  Administrative   Agent,   include  provisions  for
indemnification and similar protections of such co-agent or separate agent).

SECTION 8 MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived,  amended,  supplemented  or  otherwise  modified  except by a written instrument executed by each affected Grantor or Holdings, if applicable, and the
Administrative Agent, subject to any consents required under Section 9.08 of the
Credit  Agreement;  provided  that  any  provision  of this  Agreement  imposing obligations on any Grantor or Holdings may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent.

8.2  Notices.  All notices,  requests and demands to or upon the  Administrative
Agent,  any  Grantor  hereunder  or  Holdings  shall be  effected  in the manner provided for in Section  9.01 of the Credit  Agreement;  provided  that any such notice,  request  or  demand  to or upon  any  Guarantor  or  Holdings  shall be addressed to such Guarantor or Holdings,  as  applicable,  at its notice address set forth on Schedule 8.2.

8.3 No Waiver by Course of Conduct;  Cumulative Remedies. No Secured Party shall by any act  (except by a written  instrument  pursuant to Section  8.1),  delay, indulgence,  omission or  otherwise be deemed to have waived any right or remedy hereunder or to have  acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising,  on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial  exercise of any right,  power or privilege  hereunder shall preclude any other or further exercise thereof or the exercise of any other right,  power or privilege.  A waiver by any Secured Party of any right or remedy hereunder on any one  occasion  shall not be  construed as a bar to any right or remedy which such Secured Party would otherwise have on any future  occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not  exclusive  of any other  rights or remedies  provided  by law.

8.4 Enforcement Expenses;  Indemnification.  (a) Each Grantor and Holdings agree to pay or reimburse each Secured Party for all its reasonable costs and expenses incurred in  collecting  against  such Grantor or Holdings  under the  guarantee contained in Section 2 or otherwise  enforcing  or  preserving  any rights under this  Agreement  and the other Loan  Documents  to which any Grantor is a party, including the reasonable fees and disbursements of counsel to each Secured Party and of counsel to the Administrative Agent, in each case, in accordance with the terms of the Credit Agreement.

(b) Each  Grantor and  Holdings  agree to pay,  and to hold the Secured  Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions,  judgments,  suits,  costs,  expenses or  disbursements  of any kind or nature  whatsoever  with respect to, or resulting from any delay in paying,  any and all stamp,  excise,  sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each  Grantor and  Holdings  agree to pay,  and to hold the Secured  Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions,  judgments,  suits,  costs,  expenses or  disbursements  of any kind or
nature  whatsoever  with  respect  to  the  execution,  delivery,   enforcement,
performance  and  administration  of this  Agreement to the extent the Borrowers would be required to do so pursuant to Section 9.05 of the Credit Agreement.

(d) The  agreements in this Section shall survive  repayment of the  Obligations and all other  amounts  payable  under the Credit  Agreement  and the other Loan
Documents.

8.5 Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each  Grantor and  Holdings and shall inure to the benefit of the
Secured  Parties and their  successors  and assigns;  provided  that,  except as expressly permitted by the terms of the Credit Agreement, no Grantor or Holdings may assign,  transfer or delegate any of their rights or obligations  under this
Agreement without the prior written consent of the Administrative Agent, and any attempted assignment without such consent shall be null and void.

8.6 Set-Off. If an Event of Default shall have occurred and be continuing,  each
Secured Party is hereby  authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or  special,  time or demand,  provisional  or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Grantor or Holdings against any of and all the obligations of any
Grantor or Holdings now or hereafter  existing  under this  Agreement  and other
Loan Documents held by such Secured Party,  irrespective  of whether or not such
Secured Party shall have made any demand under this Agreement or such other Loan
Document and although  such  obligations  may be  unmatured.  The rights of each
Secured  Party  under  this  Section  8.6 are in  addition  to other  rights and remedies (including other rights of setoff) which such Secured Party may have.

8.7  Counterparts.  This Agreement may be executed by one or more of the parties to  this  Agreement  on  any  number  of  separate  counterparts  (including  by facsimile),  and all of said  counterparts  taken  together  shall be  deemed to constitute one and the same instrument.

8.8  Severability.  Any  provision  of this  Agreement  which is  prohibited  or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.

8.9  Section  Headings.  The Section  headings  used in this  Agreement  are for convenience of reference only and are not to affect the  construction  hereof or be taken into consideration in the interpretation hereof.

8.10  Integration.  This  Agreement and the other Loan  Documents  represent the agreement of the  Grantors,  Holdings,  the  Administrative  Agent and the other
Secured Parties with respect to the subject matter hereof and thereof, and there are no promises,  undertakings,  representations  or  warranties  by any Secured
Party  relative to subject  matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11  APPLICABLE  LAW. THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED  BY THE LAWS OF THE STATE OF NEW YORK,  EXCEPT TO THE  EXTENT  THAT THE
PERFECTION OF ANY SECURITY INTEREST  HEREUNDER,  OR ANY REMEDIES  HEREUNDER,  IN
RESPECT OF ANY  PARTICULAR  COLLATERAL  ARE PURSUANT TO MANDATORY  CHOICE OF LAW
RULES GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.

8.12  Submission  to  Jurisdiction;  Waivers.  Each Grantor and Holdings  hereby irrevocably and unconditionally:

(a) submit for  themselves  and their property in any legal action or proceeding relating  to this  Agreement  and the other Loan  Documents  to which they are a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive  general  jurisdiction of the Courts of the State of New York, the courts of the United  States of America  for the  Southern  District  of New
York, and appellate courts from any thereof;

(b) consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of any such action or  proceeding  in any such court or that such action or  proceeding  was brought in an inconvenient court and agree not to plead or claim the same;

(c) agree  that  service  of process  in any such  action or  proceeding  may be effected  by mailing a copy  thereof by  registered  or  certified  mail (or any substantially  similar  form of  mail),  postage  prepaid,  to such  Grantor  or
Holdings at their address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agree  that  nothing  herein  shall  affect  the right to effect  service of process in any other manner  permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waive,  to the maximum extent not prohibited by law, any right they may have to claim or  recover  in any legal  action  or  proceeding  referred  to in this
Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgments. Each Grantor and Holdings hereby acknowledge that:

(a) they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which they are a party;

(b) no Secured Party has any fiduciary  relationship with or duty to any Grantor or Holdings  arising out of or in connection  with this  Agreement or any of the other Loan Documents, and the relationship between the Grantors and Holdings, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint  venture  is  created  hereby or by the  other  Loan  Documents  or otherwise  exists by virtue of the  transactions  contemplated  hereby among the
Secured Parties or among the Grantors and the Secured Parties.

8.14  Additional  Grantors.  Each  Subsidiary  of any of the  Borrowers  that is required to become a party to this  Agreement  pursuant  to Section  5.09 of the
Credit  Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in form and substance satisfactory to the Administrative Agent.

8.15 Releases.
(a) At such time as the Loans and the other Obligations  (other than Obligations in respect of any Specified Hedge  Agreement)  shall have been paid in full, the
Collateral  shall be released from the Liens created hereby,  and this Agreement and  all  obligations  (other  than  those  expressly  stated  to  survive  such termination) of the  Administrative  Agent,  each Grantor hereunder and Holdings shall  terminate,  all without  delivery of any instrument or performance of any act by any party,  and all rights to the Collateral shall revert to the Grantors and Holdings,  as applicable.  At the request and sole expense of any Grantor or
Holdings following any such termination,  the Administrative Agent shall deliver to  such  Grantor  or  Holdings,  as  applicable,  any  Collateral  held  by the
Administrative  Agent  hereunder,  and execute  and  deliver to such  Grantor or
Holdings such documents as such Grantor or Holdings shall reasonably  request to evidence such termination.

(b) If any of the  Collateral  shall  be sold or  otherwise  disposed  of by any
Grantor  in  a  transaction   permitted  by  the  Credit  Agreement,   then  the
Administrative Agent, at the request and sole expense of a Grantor shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such  Collateral.  At the request and sole  expense of the  Borrowers,  a  Guarantor  shall be  released  from its obligations  hereunder  in the  event  that  all the  equity  interests  in such
Guarantor shall be sold or otherwise  disposed of in a transaction  permitted by the Credit  Agreement;  provided that the Borrowers  shall have delivered to the
Administrative  Agent,  at least  five  Business  Days  prior to the date of the proposed  release,  a written request for such release  identifying the relevant
Guarantor and such other information  reasonably requested by the Administrative
Agent,  together  with  a  certification  by the  Borrowers  stating  that  such transaction  is in  compliance  with the  Credit  Agreement  and the other  Loan
Documents.

(c) Each Grantor and Holdings  acknowledge  that they are not authorized to file any financing  statement or amendment or  termination  statement with respect to any financing  statement  originally  filed in connection  herewith  without the prior written  consent of the  Administrative  Agent,  subject to such Grantor's rights under Section 9-509(d)(2) of the New York UCC.

8.16 WAIVER OF JURY TRIAL. EACH GRANTOR,  HOLDINGS AND THE ADMINISTRATIVE  AGENT
HEREBY IRREVOCABLY AND UNCONDITIONALLY  WAIVES TRIAL BY JURY IN ANY LEGAL ACTION
OR PROCEEDING  RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM THEREIN.

                            [Signature Pages Follow]

IN WITNESS  WHEREOF,  each of the  undersigned  has caused  this  Guarantee  and
Collateral  Agreement  to be duly  executed  and  delivered as of the date first above written.

                                    GRANTORS:

                                    THE PACIFIC LUMBER COMPANY

                                    By: /s/ Gary L. Clark
                                    _____________________________
                                        Name: Gary L. Clark
                                        Title:  VP Finance & Administration and CFO

                                   BRITT LUMBER CO., INC.

                                   By: /s/ Gary L. Clark
                                   _____________________________
                                         Name: Gary L. Clark
                                         Title:  VP Finance & Administration and CFO

                                   SALMON CREEK LLC

                                   By: /s/ Gary L. Clark
                                   _____________________________
                                         Name: Gary L. Clark
                                         Title:  VP Finance & Administration and CFO

                                   SCOTIA INN INC.

                                   By: /s/ Gary L. Clark
                                   _____________________________
                                         Name: Gary L. Clark
                                         Title:  VP Finance & Administration and CFO

                                    HOLDINGS:

                                    MAXXAM GROUP INC.

                                    By: /s/ Gary L. Clark
                                    _____________________________
                                        Name: Gary L. Clark
                                        Title:  Vice President and CFO

                                    ADMINISTRATIVE AGENT

                                    CREDIT SUISSE FIRST BOSTON, acting through its New York
                                    Branch, as Administrative Agent

                                    By: /s/ David Dodd
                                    _____________________________
                                         Name: David Dodd
                                         Title: Vice President

                                    By: /s/ Ian Nalitt
                                    _____________________________
                                         Name: Ian Nalitt
                                         Title: Vice President

                                    By: /s/ Thomas R. Cantello
                                    _____________________________
                                         Name: Thomas R. Cantello
                                         Title: Vice President

                         Schedule 4.3(a)
             (to Guarantee and Collateral Agreement)

1. The security  interests in that portion of the  Collateral  consisting of (i)
Accounts,  (ii) General  Intangibles  (including patents and trademarks),  (iii)
Goods  (other  than  standing  timber  to be cut,  as to  which  no  opinion  is expressed),  (iv) Chattel Paper, (v) Negotiable  Documents,  (vi) Instruments or
(vii) Investment  Property will be perfected upon the later of the attachment of such  security  interest  and the filing with respect  thereto of the  Financing
Statements  with the Office of the  Secretary of State of the State of the State
in which such Grantor or Holdings is  incorporated  (the "Filing  Office")  with payment of the required fees, provided that, if such entity changes its location
(within  the  meaning of  Section  9-307 of the UCC) to  another  location,  the effectiveness of the Financing Statement naming such entity as debtor will cease on the  expiration  of four  months  after  such  change  or, if  earlier,  when perfection would have otherwise  ceased,  unless such security  interest becomes perfected under the law of such other location prior to such expiration;

2. The security interests in that portion of the Collateral consisting of (i) an
Instrument,  (ii) a Certificated  Security represented by a Security Certificate in bearer form or in registered form, (iii) a Negotiable  Document,  (iv) Money,
(v)  Tangible  Chattel  Paper or (vi)  Goods  will,  upon the  creation  of such security interest, be perfected by the Administrative Agent taking possession in the  State  of New York of such  Instrument,  Security  Certificate,  Negotiable
Document, Money, Tangible Chattel Paper or Goods;

3. The  security  interests in that portion of the  Collateral  consisting  of a
Certificated Security represented by a Security Certificate in bearer form or in registered form will, upon the creation of such security interest,  be perfected by another person,  other than a Securities  Intermediary,  taking possession in
the  State  of  New  York  of  such  Security   Certificate  on  behalf  of  the
Administrative  Agent or, having previously taken possession in the State of New
York of such  Security  Certificate,  acknowledging  that it holds such Security
Certificate for the Administrative Agent;

4. The  security  interests in that portion of the  Collateral  consisting  of a
Certificated  Security  represented by a Security Certificate in registered form specially indorsed to the Administrative Agent by an effective endorsement will, upon the  creation of such  security  interest,  be  perfected  by a  Securities
Intermediary  taking  possession  in the  State  of New  York of  such  Security
Certificate on behalf of the Administrative Agent;

5. The security  interests in that portion of the  Collateral  consisting  of an
Uncertificated  Security will, upon the creation of such security  interest,  be perfected  by  the  issuer  of  such  Uncertificated  Security  registering  the
Administrative Agent as the registered owner of such Uncertificated Security;

6. The security  interests in that portion of the  Collateral  consisting  of an
Uncertificated  Security will, upon the creation of such security  interest,  be perfected by another person, other than a Securities Intermediary,  becoming the registered owner of such Uncertificated Security on behalf of the Administrative
Agent or, having previously  become the registered owner of such  Uncertificated
Security,  acknowledging  that it holds  such  Uncertificated  Security  for the
Administrative Agent;

7. The security  interests in that portion of the  Collateral  consisting  of an
Uncertificated  Security will, upon the creation of such security  interest,  be perfected when (with the consent of the registered owner of such  Uncertificated
Security) the issuer of such Uncertificated  Security agrees that it will comply with Instructions originated by the Administrative Agent without further consent by the registered owner of such Uncertificated Security;

8. The  security  interests in that portion of the  Collateral  consisting  of a
Security  Entitlement  will,  upon the creation of such  security  interest,  be perfected when the  Administrative  Agent becomes the Entitlement Holder of such
Security Entitlement;

9. The  security  interests in that portion of the  Collateral  consisting  of a
Securities  Account  will,  upon the  creation  of such  security  interest,  be perfected when a security interest in all Security  Entitlements carried in such
Securities  Account  is  perfected  by the  Administrative  Agent  by the  means indicated in subparagraph (h) above;

10. To the  extent  not  expressly  covered by the  foregoing  paragraphs,  such security  interest in that portion of the Collateral  consisting of Proceeds may be perfected as and to the extent provided in Section 9-315 of the UCC; and

11.  Compliance  with a  statute,  regulation  or treaty  described  in  Section
9-311(a) of the NY UCC is required in order to perfect such security interest in any portion of the Collateral that is subject to any such statute, regulation or treaty.

                           Schedule 4.4
              (to Guarantee and Collateral Agreement)

       CHIEF EXECUTIVE OFFICES/PRINCIPAL PLACES OF BUSINESS

        Name                    Chief Executive Office      Principal Place
                                                              of Business

The Pacific Lumber Company      125 Main Street                   Same
                                Scotia, CA 95565

Britt Lumber Co., Inc.          105 Alder Grove Road              Same
                                P. O. Box 248
                                Arcata, CA 95521

Salmon Creek LLC                449 14th Street                   Same
                                Suite 401A
                                Oakland, CA 94612

Scotia Inn Inc.                 100 Main Street                   Same
                                Scotia, CA 95565

Scotia Pacific Company LLC      125 Main Street, 2nd Floor        Same
                                Scotia, CA 95565

MAXXAM Group Inc.               125 Main Street                   Same
                                Scotia, CA 95565

                           Schedule 4.5
              (to Guarantee and Collateral Agreement)

                      INVENTORY AND EQUIPMENT

---------------------------------------------------------------------------------------------------
Loan Party   Address              City      State  Zip    County      Description of Assets
---------------------------------------------------------------------------------------------------

PALCO       125 Main Street      Scotia      CA    95565  Humboldt    Equipment
                                                                       Logs & Lumber

PALCO       1440 Newburg Rd      Fortuna     CA    95540  Humboldt    Equipment
                                                                       Logs & Lumber
PALCO       5111 Highway 36      Carlotta    CA    95528  Humboldt    Equipment

PALCO       2155 Fisher Road     Hydesville  CA    95547  Humboldt    Equipment

PALCO       4200 West End Rd     Arcata      CA    95521  Humboldt    Logs
Britt       105 Alder Grove Rd   Arcata      CA    95521  Humboldt    Equipment

                                                                      Logs & Lumber

                          Schedule 4.7
             (to Guarantee and Collateral Agreement)

                   CERTAIN INVESTMENT PROPERTY

Pledged Stock

100 shares of common stock, $0.01 par value, of The Pacific Lumber Company
750 shares of common stock, $10.00 par value, of Britt Lumber Co., Inc.
1,000 shares of common stock, $1.00 par value, of Scotia Inn, Inc.
Pledged LLC Interests
100% of the membership interests in Salmon Creek LLC.

                        Schedule 4.7(b)
            (to Guarantee and Collateral Agreement)

                    PLEDGED DEBT SECURITIES

Pledged Debt Securities

None.

                        Schedule 4.9(a)
            (to Guarantee and Collateral Agreement)

                     INTELLECTUAL PROPERTY

See attached list of trademarks and copyrights.

                   Trademarks Inventory Report

Registered Owner: Pacific Lumber Company, The                   125 Main Street                                              26317.1
                                                                Scotia, CA 95565
---------------- -------------------------- --------------- ----------------- ------------- --------------- -----------------------------------
    Country          Mark                       Classes           Reg.#        Reg.Dt          Status                    Goods
---------------- -------------------------- --------------- ----------------- ------------- --------------- -----------------------------------
United States    PALCO PRIME                      19           2,833,677      4/20/2004     Registered      Lumber products, namely, interior
                                                                                                            and exterior wood siding, fascia,
                                                                                                            trim and molding

United States    COMMITTED TO SUSTAINABLE         37           2,683,542      2/4/2003      Registered      Timber logging services
                 FORESTRY

United States    PALCO BLOCK & Design             19           2,590,377      7/9/2002      Registered      STRUCTURAL AND DECORATIVE
                                                                                                            CONCRETE PRODUCTS, NAMELY, PIER
                                                                                                            BLOCKS, BUILDING BLOCKS, BRICKS,
                                                                                                            PAVERS, STEPPING STONES, TRAILER
                                                                                                            PADS, WALL ENDS AND WALL CAPS

United States    PALCO BLOCK                      19           2,370,981      7/25/2000     Registered      STRUCTURAL AND DECORATIVE
                                                                                                            CONCRETE PRODUCTS, NAMELY, PIER
                                                                                                            BLOCKS, BUILDING BLOCKS, BRICKS,
                                                                                                            PAVERS, STEPPING STONES, PADS FOR
                                                                                                            SUPPORTING TRAILERS, WALL ENDS
                                                                                                            AND WALL CAPS

United States    STEELHEAD                        19           2,053,140      4/15/1997     Registered      Lumber products, namely rails,
                                                                                                            framing lumber, trim, decking,
                                                                                                            posts, studs, fencing, lath,
                                                                                                            lattice panels and planter boxes

United States    THE PACIFIC LUMBER COMPANY       19           2,028,422      1/7/1997      Registered      Lumber products, namely, rough
                                                                                                            and surfaced flooring and ceiling
                                                                                                            fascia; stepping; moulding;
                                                                                                            shiplap; louvers; tongue and
                                                                                                            groove; saw textured; beveled and
                                                                                                            drop siding; bevel sills;
                                                                                                            panelling; pattern; rails and
                                                                                                            studs

United States    PALCO PRIME & Design             19           1,910,091      8/8/1995      Registered      Lumber products, namely, interior
                                                                                                            and exterior wood siding, fascia,
                                                                                                            trim and moulding

United States    SCOTIA INN                       42           1,362,640      9/24/1985     Registered      HOTEL AND RESTAURANT SERVICES

United States    PALCO                            19           1,208,406      9/14/1982     Registered      LUMBER PRODUCTS-NAMELY, PATTERNS,
                                                                                                            SIDINGS, MOULDINGS, ((BOX SHOOK,
                                                                                                            POSTS,)) BOARDS, DIMENSION
                                                                                                            LUMBER, FINGERJOINTS, PANELING,
                                                                                                            ((PICKETS,)) TRIM, FASCIA, (ROUGH
                                                                                                            LUMBER, CUT STOCK,)) AND FLOORING

United States    PALCO                            19            734,786       7/24/1962     Registered      Douglas Fir Lumber Products,
                                                                                                            Consisting of Lumber in Boards,
                                                                                                            Dimension Lumber, Planks and
                                                                                                            Joists, and Beams and Timber

United States    PALCO-LOC                        19            734,785       7/24/1962     Registered      Finger Jointed End Glued and/or
                                                                                                            Edge Glued Redwood and Douglas
                                                                                                            Fir Glued Lumber Products-Namely,
                                                                                                            Boards and Dimension Lumber

                      LIST OF COPYRIGHTS

         Description                                              No.                                Date
----------------------------------------------------------------- ---------------------------------- -----------------

"California Redwoods" book

"Palco Insulation Wool, the Insulation of the Ages for Constant   Class AA 241,276                   07/26/37
    Cold" book                                                    Class AA 263,081                   03/28/38

"For Comfort & Economy, Palco Insulation, the Insulation of the   Class AA 257,981                   03/05/38
    Ages" book                                                    Class AA 241,278                   07/26/37

"Palco Insulation Wool, Comfort that Pays its Own Way" book       Class AA 245,775                   10/12/37

Palco Insulation Wool                                             Class K 37108                      04/04/38

"Cold Storage Locker Plants" book                                 Class AA 322,807                   02/08/40

"Comfort that Pays its Own Way" book                              Class AA 333,530                   04/30/40

"For Comfort Savings, Palco Insulation Wool" book                 Class AA 353,650                   12/26/40

"Frozen Food Locker, Plants Insulated with Palco Wool" book       Class AA 378,152                   12/15141

"Comfort that Pays its Own Way" print                             Class KK 9006                      09/15/41

"Keeping Heat in its Place" print                                 Class KK 9007                      09/15/41

"How to Choose Your Insulation" print                             Class KK 9008                      09/15/41

"Cold Storage Manual" book                                        Class AA 387,451                   10/18/41

"For Comfort Savings" book                                        Class AA 393,628                   12/30/41

"Palco Pete's Mulch" booklet                                      Class KK 75463                     05/15/44

"Palco Pete's Mulch" label                                        469016                             03/01/44

The Redwood Parallel in History                                   Class 138295                       05/15/45

"Every Home Owner Can Enjoy Lasting Comfort & Savings The Year    Class K 25015                      07/15/48
    `Round for Years to Come'"

Frozen Food Locker Plant Plan and Construction Manual             Class K 24893                      07/12/48

Palco Wool, a Superior Material for Cushioning Running Tracks     Class K 26299                      08/05/48

Cold Storage Manual                                               Class K 27558                      11/05/48

Palco Wool Insulation - The All Purpose Insulation                Class K 29335                      12/8/48

Palco Seal (Technical Bulletin)                                   Class K 30978                      01/25/49

Palco Wool - a Superior Material for Sound Deadening              Class K 32908                      02/25/49

Palco Wool Blowing Machine                                        Class K 46671                      03/01/50

"Palco Chemicals" Technical Bulletin No. T-4                      Class A 156920                     04/24/50

"Historical Occurrences During the Growth of a Redwood Tree"      Class K 54386                      10/10/50

Palco Wool Insulation Proof of Permanence of the Saferized        Class K 54960                      10/20/50
    Treatment

Palco Seal - Preventing and Restoring Lose Circulation            Class K 53668                      09/05/50

Palco Wood Insulation - The Multipurpose Insulation               Class AA 195757A                   10/22/51

Palco Seal Technical Bulletin                                     Class AA 197125                    11/8/51

Palco Wool Insulation - For Comfort Savings                       Class AA 204751                    01/02/52
                                                                  Class AA 204752
                                                                  Class AA 204753

Field Test Redwood Bark Fibre Wall Insulation                     Various                            01/02/52

Trademark certificates for chemicals                              Various

Canadian Patent Well Drilling Composition                         481545                             03/04/52

In Place tests of Palco Wool Insulation                           JA227540                           11/21/52

Palco Insulation Board                                            591537                             06/16/53

In place field tests, redwood bark insulation                     IP 2582                            09/13/54

Palco Insulation Wool & Palco Insulation Board                    A157628                            10/20/54

Palco Wool - Proved by Track Records                              200609                             08/16/55

Palco Wool used in construction of running tracks                 200610                             08/16/55

Palco Industrial Fibers                                           197502                             08/03/55

Palco Wool Aislante                                               58061                              07/04/55

Palco Wool Refrigeration Insulation Manual                        A213021                            12/09/55

Palco Wool Insulation in Steel Frame & Truss Cons. "Cork          IP 3649                            01/20/56
    Recovery"

Palco Industrial Chemicals                                        456639                             09/10/57

Historical Occurrences during the Growth of a Redwood Tree        K52959                             06/27/58

Palco Seal Bulletin "Palco Seal is Your Best Buy"                 KK 141271                          03/05/59

                          Schedule 4.9(c)
              (to Guarantee and Collateral Agreement)

                       INTELLECTUAL PROPERTY

None.

                         Schedule 4.9(f)
             (to Guarantee and Collateral Agreement)

                      INTELLECTUAL PROPERTY

None.

                         Schedule 4.9(h)
             (to Guarantee and Collateral Agreement)

                      INTELLECTUAL PROPERTY

None.

                       Schedule 4.10
          (to Guarantee and Collateral Agreement)

               BENEFICIARY LETTERS OF CREDIT

None.

                      Schedule 4.11
         (to Guarantee and Collateral Agreement)

                  COMMERCIAL TORT CLAIMS

None.

                    Schedule 4.12(a)
         (to Guarantee and Collateral Agreement)

                   MATERIAL CONTRACTS

1.   As-Delivered Capacity and Energy Power Purchase Agreement dated January 17,
     1986 by and between The Pacific Lumber Company and Pacific Gas and Electric
     Company, the amendments thereto and the following ancillary agreements:

(a)  Generating Facility Interconnection Agreement, dated April 20, 2004, by and between The Pacific Lumber Company and Pacific Gas and Electric Company;

(b)  Pacific Gas and Electric Company's Special Agreement for Electrical Standby
     Service, dated August 4, 1994

(c)  Letter  agreement dated January 10, 2003 between The Pacific Lumber Company and Pacific Gas and Electric Company;

(d)  Agreement,  dated as of July 13,  2001,  by and between The Pacific  Lumber
     Company and Pacific Gas and Electric Company; and

(e)  Supplemental  Agreement,  dated as of January 17, 2002,  by and between The
     Pacific Lumber Company and Pacific Gas and Electric Company;

2.   New Master  Purchase  Agreement  between Scotia Pacific Company LLC and The
     Pacific Lumber Company, dated as of July 20, 1998;

3.   New  Services  Agreement  between  The  Pacific  Lumber  Company and Scotia
     Pacific Company LLC, dated July 20, 1998;

4.   New Additional  Services  Agreement  between Scotia Pacific Company LLC and
     The Pacific Lumber Company, dated July 20, 1998;

5.   New Escrow  Agreement  among The Pacific  Lumber  Company,  Scotia  Pacific
     Company LLC,  Salmon Creek  Corporation  and U.S.  Bank of  California,  as
     Escrow Holder, dated as of July 20, 1998;

6.   New Reciprocal  Rights  Agreement among The Pacific Lumber Company,  Scotia
     Pacific Company LLC and Salmon Creek Corporation, dated July 20, 1998;

7.   New  Environmental  Indemnification  Agreement  between The Pacific  Lumber
     Company and Scotia Pacific Company LLC, dated as of July 20, 1998; and

8.   Master Lease Agreement  between Scotia Pacific Company LLC, as lessor,  and
     The Pacific Lumber Company, as lessee, dated as of July 20, 1998.

                  Schedule 4.12(b)
       (to Guarantee and Collateral Agreement)

          MATERIAL CONTRACTS NOT ASSIGNABLE

                                                                                            Agreement Expressly Limits
                                                                                                    Assignment
1. As-Delivered  Capacity and Energy Power Purchase  Agreement dated January 17,                        Yes
1986 by and  between  The Pacific  Lumber  Company and Pacific Gas and  Electric
Company, the amendments thereto and the following ancillary agreements:

     (a) Generating Facility Interconnection Agreement, dated April 20, 2004, by                        Yes
and between The Pacific Lumber Company and Pacific Gas and Electric Company;

     (b) Pacific Gas and Electric  Company's  Special  Agreement for  Electrical                        Yes
Standby Service, dated August 4, 1994

     (c) Letter  agreement  dated  January 10, 2003  between The Pacific  Lumber                        No
Company and Pacific Gas and Electric Company;

     (d) Agreement, dated as of July 13, 2001, by and between The Pacific Lumber                        No
Company and Pacific Gas and Electric Company; and

     (e)  Supplemental  Agreement,  dated as of January 17, 2002, by and between                        No
The Pacific Lumber Company and Pacific Gas and Electric Company;

2. New Master  Purchase  Agreement  between Scotia  Pacific  Company LLC and The                        Yes
Pacific Lumber Company, dated as of July 20, 1998;

3. New Services  Agreement between The Pacific Lumber Company and Scotia Pacific                        Yes
Company LLC, dated July 20, 1998;

4. New Additional  Services Agreement between Scotia Pacific Company LLC and The                        No
Pacific Lumber Company, dated July 20, 1998;

5. New Escrow Agreement among The Pacific Lumber Company, Scotia Pacific Company                        No
LLC,  Salmon Creek  Corporation  and U.S. Bank of California,  as Escrow Holder,
dated as of July 20, 1998;

6. New Reciprocal  Rights  Agreement  among The Pacific Lumber  Company,  Scotia                        No
Pacific Company LLC and Salmon Creek Corporation, dated July 20, 1998;

7. New  Environmental  Indemnification  Agreement  between  The  Pacific  Lumber                        Yes
Company and Scotia Pacific Company LLC, dated as of July 20, 1998;

8. Master Lease Agreement between Scotia Pacific Company LLC, as lessor, and The                        Yes
Pacific Lumber Company, as lessee, dated as of July 20, 1998.

                          Schedule 8.2
             (to Guarantee and Collateral Agreement)

                      ADDRESS OF GUARANTORS

Salmon Creek LLC
449 14th Street
Suite 401A
Oakland, CA  94612

Scotia Inn
100 Main Street
Scotia, CA  95565

MAXXAM Group Inc.
125 Main Street
Scotia, CA  95565

 CH\757852.3